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                                                                  Exhibit 10.337

This document prepared by,
and after recording return to:

Sandra L. Waldier
Bell, Boyd & Lloyd LLC
70 West Madison Street
Suite 3300
Chicago, Illinois 60602

                                                 Allstate Life Insurance Company
                                                      Allstate Insurance Company
                                                                 Loan No. 122533

                   DEED TO SECURE DEBT AND SECURITY AGREEMENT

                                      FROM

         INLAND WESTERN DALLAS PARADISE, L.L.C., AS GRANTOR ("BORROWER")

                                       TO

         ALLSTATE LIFE INSURANCE COMPANY AND ALLSTATE INSURANCE COMPANY,
                       AS GRANTEE (COLLECTIVELY, "LENDER")

                            DATED: SEPTEMBER 27, 2004

                             LOAN AMOUNT: $7,178,700

                                PROPERTY ADDRESS:

                             51 EAST PAULDING DRIVE
                                 DALLAS, GEORGIA

     THIS DEED TO SECURE DEBT secures the indebtedness of those certain two Mortgage Notes of even date herewith executed by BORROWER and payable to the order of LENDER in the aggregate principal sum of SEVEN MILLION ONE HUNDRED SEVENTY-EIGHT THOUSAND SEVEN HUNDRED DOLLARS ($7,178,700) (collectively, the "Note") with interest thereon and all late charges, loan fees, commitment fees, and prepayment premiums, maturing April 1, 2009.

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                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
ARTICLE I COVENANTS OF BORROWER .........................................................................5

     1.01.  Performance of Obligations Secured ..........................................................5
     1.02.  Insurance ...................................................................................5
     1.03.  Condemnation ................................................................................6
     1.04.  Damage to Property ..........................................................................8
     1.05.  Escrow Fund for Condemnation and Insurance Proceeds .........................................9
     1.06.  Taxes, Liens and other Items ...............................................................11
     1.07.  Assignment of Leases, Contracts, Rents and Profit ..........................................12
     1.08.  Due on Sale or Encumbrance..................................................................16
     1.09.  Preservation and Maintenance of Property ..........................,........................16
     1.10.  Use of Property ............................................................................16
     1.11.  Alterations and Additions ..................................................................17
     1.12.  Offset Certificates.........................................................................18
     1.13.  Lender's Costs and Expenses.................................................................18
     1.14.  Protection of Security; Costs and Expenses..................................................19
     1.15.  Borrower's Covenants Respecting Collateral..................................................20
     1.16.  Covenants Regarding Financial Statements....................................................22
     1.17.  Environmental Covenants.....................................................................24
     1.18.  Further Assurances..........................................................................25
     1.19.  Borrower's Continued Existence .............................................................25

ARTICLE II EVENTS OF DEFAULT............................................................................25

     2.01.  Monetary and Performance Defaults...........................................................25
     2.02.  Bankruptcy, Insolvency, Dissolution.........................................................26
     2.03.  Misrepresentation...........................................................................27
     2.04.  Default under Subordinate Loans ............................................................27
     2.05.  Liens.......................................................................................27
     2.06.  Judgments ..................................................................................27
     2.07.  Leases......................................................................................27
     2.08.  Borrower's Continued Existence..............................................................27
     2.09.  Breach of Due on Sale or Encumbrance Provision..............................................28
     2.10.  Default under Indemnity............,........................................................28

ARTICLE III REMEDIES....................................................................................28

     3.01.  Acceleration ...............................................................................28
     3.02.  Entry.......................................................................................28
     3.03.  Judicial Action.............................................................................29
     3.04.  Power of Sale...............................................................................30
     3.05.  Rescission of Notice of Default.............................................................31
     3.06.  Lender's Remedies Respecting Collateral.....................................................31

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
     3.07.  Proceeds of Sales ..........................................................................31
     3.08.  Condemnation and Insurance Proceeds ........................................................32
     3.09.  Waiver of Marshalling, Rights of Redemption, Homestead and Valuation .......................32
     3.10.  Remedies Cumulative ........................................................................33
     3.11.  Nonrecourse ................................................................................33

ARTICLE IV MISCELLANEOUS................................................................................35

     4.01.  Severability ...............................................................................35
     4.02.  Certain Charges and Brokerage Fees..........................................................35
     4.03.  Notices ....................................................................................35
     4.04.  Borrower Not Released; Certain Lender Acts..................................................37
     4.05.  Inspection..................................................................................38
     4.06.  Release or Reconveyance or Cancellation.....................................................38
     4.07.  Statute of Limitations......................................................................38
     4.08.  Interpretation..............................................................................38
     4.09.  Captions....................................................................................38
     4.10.  Consent ....................................................................................38
     4.11.  Delegation to Subagents ....................................................................38
     4.12.  Successors and Assigns......................................................................39
     4.13.  Governing Law .........................................................................,....39
     4.14.  Changes in Taxation.........................................................................39
     4.15.  Maximum Interest Rate.......................................................................39
     4.16.  Time of Essence.............................................................................39
     4.17.  Reproduction of Documents ..................................................................39
     4.18.  No Oral Modifications ......................................................................40
     4.19.  Waiver of Borrower's Rights.................................................................40
     4.20   Attorneys' Fees ............................................................................40

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                   DEED TO SECURE DEBT AND SECURITY AGREEMENT

     THIS DEED TO SECURE DEBT AND SECURITY AGREEMENT is made as of September 27, 2004 ("Security Deed"), from INLAND WESTERN DALLAS PARADISE, L.L.C., a Delaware limited liability company ("Borrower"), as Grantor, whose mailing address is 2901 Butterfield Road, Oakbrook, Illinois 60523, to ALLSTATE LIFE INSURANCE COMPANY, an Illinois insurance corporation ("ALIC"), and ALLSTATE INSURANCE COMPANY, an Illinois insurance corporation ("AIC", and together with ALIC, "Lender"), as Grantee, whose mailing address is c/o Allstate Investments, LLC, Allstate Plaza South, Suite G5C, 3075 Sanders Road, Northbrook, Illinois, 60062.

     BORROWER, in consideration of the indebtedness herein recited, hereby irrevocably grants, bargains, sells, conveys, transfers and assigns, to Lender, its successors and assigns, with power of sale and right of entry and possession, all of Borrower's estate, right, title and interest in, to and under that certain real property located in Paulding County, Georgia, more particularly described in EXHIBIT A attached hereto and incorporated herein by this reference (the "Land");

     TOGETHER with all of Borrower's now or hereafter acquired estate, right, title and interest in, to and under all buildings, structures, improvements and fixtures now existing or hereafter erected on the Land and all right, title and interest, if any, of Borrower in and to the streets and roads, opened or proposed, abutting the Land to the center lines thereof, and strips within or adjoining the Land, the air space and right to use said air space above the Land, all rights of ingress and egress on or within the Land, all easements, rights and appurtenances thereto or used in connection with the Land, including, without limitation, all lateral support, alley and drainage rights, all revenues, income, rents, cash or security deposits, advance rental deposits, profits, royalties, and other benefits thereof or arising from the use or enjoyment of all or any portion thereof (subject however to the rights and authorities given herein to Borrower to collect and apply such revenues, and other benefits), all interests in and rights, royalties and profits in connection with all minerals, oil and gas and other hydrocarbon substances thereon or therein, and water stock, all options to purchase or lease, all development or other rights relating to the Land or the operation thereof or used in connection therewith (including, without limitation, all concurrency rights, permits, prepaid utilities and impact fees of any nature, storm water drainage rights and reservations, sanitary sewer rights and reservations, potable water rights and reservations, allocations of traffic trips, use, rights and reservations, law enforcement, library, park and educational fees, uses, rights and reservations), including all Borrower's right, title and interest in all fixtures, attachments, partitions, machinery, equipment, building materials, appliances and goods of every nature whatever, whether now or hereafter located on, or attached to, the Land, all of which, including replacements and additions thereto, shall, to the fullest extent permitted by law and for the purposes of this Security Deed, be deemed to be real property and, whether affixed or annexed thereto or not, be deemed conclusively to be real property; and Borrower agrees to execute and deliver, from time to time, such further instruments and documents as may be required by Lender to confirm the legal operation and effect of this Security Deed on any of the foregoing. All of the foregoing property described in this Section (the "Improvements") together with the Land and the hereinafter defined Collateral, shall be hereinafter referred to as the "Property").

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     TOGETHER with all of Borrower's now existing or hereafter acquired right, title and interest in the following:

     (A) All equipment, fixtures, inventory, goods, farm goods, instruments, appliances, furnishings, machinery, tools, raw materials, component parts, work in progress and materials, and all other tangible personal property of whatsoever kind, used or consumed in the improvement, use or enjoyment of the Property now or any time hereafter owned or acquired by Borrower, wherever located and all products thereof whether in possession of Borrower or whether located on the Property or elsewhere;

     (B) To the extent such general intangibles are assignable, all general intangibles relating to the Property or the design, development, operation, management and use of the Property (other than trademarks that contain the word "Inland"), including, but not limited to, (1) all names under which or by which the Property may at any time be owned and operated or any variant thereof, and all goodwill in any way relating to the Property and all service marks and logotypes used in connection therewith, (2) all permits, licenses, authorizations, variances, land use entitlements, approvals, consents, clearances, and rights obtained from governmental agencies issued or obtained in connection with the Property, (3) all permits, licenses, approvals, consents, authorizations, franchises and agreements issued or obtained in connection with the construction, use, occupation or operation of the Property, (4) all materials prepared for filing or filed with any governmental agency, and (5) all of the books and records of Borrower in any way relating to construction or operation of the Property;

     (C) All shares of stock or partnership interest or other evidence of ownership of any part of the Property that is owned by Borrower in common with others, including all water stock relating to the Property, if any, and all documents or rights of membership in any owners' or members' association or similar group having responsibility for managing or operating any part of the Property provided, however, that the foregoing shall not include any ownership interests in Borrower;

     (D) All accounts, deposit accounts, supporting obligations, letter-of-credit rights, tax and insurance escrows held pursuant to or in connection with this Security Deed or otherwise in connection with the Property, (including, without limitation, the escrow established pursuant to that certain Master Lease Escrow Agreement dated as of July 1, 2004, as amended, among Borrower, Paradise Shoppes of Dallas, Ltd., and Chicago Title and Trust Company, as escrowee, including the funds and securities held under such escrow), accounts receivable, instruments, documents, documents of title, general intangibles, rights to payment of every kind, all of Borrower's rights, direct or indirect, under or pursuant to any and all construction, development, financing, guaranty, indemnity, maintenance, management, service, supply and warranty agreements, commitments, contracts, subcontracts, insurance policies, licenses and bonds now or anytime hereafter arising from construction on the Land or the use or enjoyment of the Property to the extent such are assignable;

     (E) All condemnation and eminent domain proceeds (including payments in lieu thereof) and insurance proceeds related to the Property;

                                        2
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     (F)     All articles of personal property now or hereafter attached to, placed upon for an indefinite term or used in connection with the Land, appurtenances to the Land, and the Improvements together with all goods and other property which are or at any time become so related to the Property that an interest in them arises under real estate law as fixtures;

     TOGETHER with all additions to, substitutions for and the products of all of the above, and all proceeds therefrom, whether cash proceeds or noncash proceeds, received when any such property (or the proceeds thereof) is sold, used, exchanged, leased, licensed, or otherwise disposed of, whether voluntarily or involuntarily. Such proceeds shall include any of the foregoing specifically described property of Borrower acquired with cash proceeds. Together with, and without limiting the above items, all Goods, Accounts, Documents, Instruments, Money, Chattel Paper, Deposit Accounts, Letter-of-Credit Rights, Investment Property, Equipment and General Intangibles arising from or used in connection with the Property, as those terms are defined in the Uniform Commercial Code from time to time in effect in the state in which the Property is located. (All of the foregoing including such products and proceeds thereof, are collectively referred to as "Collateral".)

     The personal property in which Lender has a security interest includes goods which are or shall become fixtures on the Property. This Security Deed is intended to serve as a security agreement pursuant to the terms of the applicable provisions of the Uniform Commercial Code of the state in which the Property is located. Borrower warrants and agrees that there is no financing statement covering the foregoing Collateral, the Property, or any part thereof, on file in any public office. Borrower hereby authorizes Lender, its counsel and its representatives, at any time and from time to time, to file financing statements and amendments thereto relating to the security interest granted herein without the signature of Borrower.

     THIS CONVEYANCE IS INTENDED TO OPERATE AND IS TO BE CONSTRUED AS A DEED PASSING TITLE TO THE PROPERTY TO LENDER AND IS MADE UNDER THOSE PROVISIONS OF THE EXISTING LAWS OF THE STATE OF GEORGIA RELATING TO DEEDS TO SECURE DEBT, AND NOT AS A MORTGAGE, AND MADE FOR THE FOLLOWING USES AND FOR THE PURPOSE OF SECURING IN SUCH ORDER OF PRIORITY AS LENDER MAY ELECT:

     (A) The repayment of the indebtedness evidenced by (1) that certain Mortgage Note (the "ALIC Note") of even date herewith with a maturity date of April 1, 2009, executed by Borrower and payable to the order of ALIC, in the principal sum of FIVE MILLION THREE HUNDRED EIGHTY FOUR THOUSAND TWENTY FIVE DOLLARS ($5,384,025), with interest thereon as provided therein and all late charges, loan fees, commitment fees, Prepayment Premium (as described in the ALIC Note), and all extensions, renewals, modifications, amendments and replacements of the ALIC Note, and (2) that certain Mortgage Note (the "AIC Note" and, together with the ALIC Note, the "Note" or the "Notes") of even date herewith with a maturity date of April 1, 2009, executed by Borrwer and payable to the order of AIC, in the principal sum of ONE MILLION SEVEN HUNDRED NINETY FOUR THOUSAND SIX HUNDRED SEVENTY FIVE DOLLARS ($1,794,675), with interest thereon as provided therein and all late charges, loan fees, commitment fees, Prepayment Premium (as described in the AIC Note), and all extensions, renewals, modifications, amendments and replacements of the AIC Note;

                                        3
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     (B)     The payment of all other sums which may be advanced by or otherwise be due to Lender under any provision of this Security Deed or under any other instrument or document referred to in clause (C) below or otherwise, with interest thereon at the rate provided herein or therein;

     (C) The performance of each and every covenant and agreement of Borrower contained (1) herein, in the Note, or in any note evidencing a Future Advance (as hereinafter defined), and (2) in the obligations of Borrower upon any and all pledge or other security agreements, loan agreements, disbursement agreements, supplemental agreements, environmental indemnity agreements (the foregoing shall not include the Commitment Letter between Borrower and Lender), assignments (both present and collateral) and all instruments of indebtedness or security now or hereafter executed by Borrower in connection with any indebtedness referred to in clauses (A), (B), or (D) - (H) of this Section (including but not limited to the Absolute Assignment of Leases and Rents of even date herewith from Borrower to Lender (the "Assignment of Leases and Rents") or for the purpose of supplementing or amending this Security Deed or any instrument secured hereby (all of the foregoing in this clause (C), as the same may be amended, modified or supplemented from time to time, together with the Note and this Security Deed, being referred to hereinafter as "Related Agreements") and all costs and expenses, including reasonable attorneys' and paralegals' fees with to all such documents, including, without limitation, the negotiation and drafting of any loan settlement or workout agreement;

     (D) The repayment of any other loans or advances, with interest thereon, hereafter made to Borrower (or any successor in interest to Borrower as the owner of the Property or any part thereof) by Lender when the promissory note evidencing the loan or advance specifically states that said note is secured by this Security Deed, together with all extensions, renewals, modifications, amendments and replacements thereof (herein and in the Related Agreements "Future Advance");

     (E) Any and all additional advances made by Lender to protect or preserve the Property or the security title and security interest created hereby, or to pay taxes, insurance premiums or to repair or maintain the Property, to complete the Improvements (whether or not the original grantor or Borrower remains the owner of the Property at the time of such advances and whether or not the original grantee or Lender remains the owner of the indebtedness secured hereby and this instrument);

     (F) Any and all expenses incident to the collection of the indebtedness secured hereby and the foreclosure hereof by action in any court or by exercise of the power of sale herein contained;

     (G) Any and all indebtedness now owing or which may hereafter be owing by Borrower to Lender, however, and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, due or to become due, together with any and all renewal or renewals and extensions of said indebtedness; and

     (H) The full and prompt payment and performance of any and all obligations or covenants of Borrower to Lender under the terms of any other agreements, assignments or other

                                        4
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instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note.

     TO HAVE AND TO HOLD the Property to the use, benefit, and behoof of Lender, forever, in Fee Simple. This Security Deed is intended (i) to constitute a security agreement as required under the Uniform Commercial Code, and (ii) to operate and is to be construed as a deed passing title to the Property to Lender and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage, and is given to secure the payment of the indebtedness described above.

     Borrower warrants that Borrower has good title to the Property, is lawfully seized and possessed of the Property and every part thereof, and has the right to convey same; that the Property is unencumbered except as may be expressly provided in the Permitted Exceptions described in EXHIBIT B attached hereto and incorporated herein by this reference (the "Permitted Exceptions"); and that Borrower will forever warrant and defend title to the Property unto Lender against the claims of all persons whomsoever.

                                    ARTICLE I

                              COVENANTS OF BORROWER

     To protect the security of this Security Deed, and as additional consideration to Lender, Borrower covenants, warrants and agrees as follows:

     1.01. PERFORMANCE OF OBLIGATIONS SECURED. Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, the principal of and interest on any Future Advance, any Prepayment Premium and late charges provided for in the Note or in any note evidencing a Future Advance, and shall further perform fully and in a timely manner all other obligations of Borrower contained herein or in the Note or in any note evidencing a Future Advance or in any of the Related Agreements.

     1.02. INSURANCE. For all times during the period there remains any indebtedness under the Note, or any and all other indebtedness (including without limitation Future Advances) secured by this Security Deed, Borrower shall keep the Property insured against all risks or hazards as Lender may reasonably require. Such insurance shall be in policy form, amount and coverage reasonably satisfactory to Lender, including, but not limited to:

     (A) Fire and extended coverage on an "all risk" replacement cost basis, in an amount equal to the insurable value of the Improvements, without coinsurance or deducting for depreciation, containing a waiver of subrogation clause and a deductible amount acceptable to Lender;

     (B) General public liability insurance, in such form, amount and deductible satisfactory to Lender, and naming Lender c/o Lender's servicing agent, if any, as additional insured covering Lender's interest in the Property;

     (C) Business interruption or rent loss insurance endorsement in an amount at least equal to 100 percent of the sum of: annual debt service on the Note, the annual debt service on

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any other financing permitted by Lender, ground rents, if any, and operating expenses (without contribution from Borrower for a period of 12 months), including, without limitation, real estate taxes and assessments and insurance, for the Property;

     (D) Flood insurance (whether or not available through the National Flood Insurance Program) sufficient to cover any damage which may be anticipated in the event of flood unless Borrower has provided Lender evidence satisfactory to Lender that no portion of the Property is located within the boundaries of the 100 year flood plain (Flood Zone A);

     (E) "Dram shop" insurance if alcoholic beverages are sold on the Property;

     (F) Boiler and machinery insurance when risks covered thereby are present and Lender requires such insurance; and

     (G)     Earthquake insurance if Lender requires such insurance.

     The insurance coverages described in subsections (A), (C), (D), (F), and
(G) above shall name Lender c/o Lender's servicing agent, if any, under a standard noncontributory mortgagee loss payable clause (and naming Lender as loss payee for rent loss coverage) or otherwise directly insure Lender's interest in the Property. All losses under said insurance shall be payable to Lender in the manner provided in Sections 1.04 and 1.05 hereof. All policies of insurance required under this Section 1.02 shall be with a company or companies with a policy rating of A and financial rating of at least Class X in the most current edition of Best's Key Rating Guide and authorized to do business in the state in which the Property is located. All policies of insurance shall provide that they will not be canceled or modified without 30 days' prior written notice to Lender. True copies of the above mentioned insurance policies or evidence of such insurance (in the form of Acord Form 28) satisfactory to Lender shall be delivered to and held by Lender. True copies of all renewal and replacement policies or evidences of such insurance forms (Acord Form 28) thereof shall be delivered to Lender at least 30 days before the expiration of the expiring policies. If any renewal or replacement policy is not obtained as required herein, Lender is authorized to obtain the same in Borrower's name and at Borrower's expense. Lender shall not by the fact of failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and Borrower hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

     1.03.   CONDEMNATION.

     (A) Immediately upon obtaining knowledge of the commencement or threat of any action in connection with (1) any condemnation, (2) any other taking of the Property or any part thereof by any public authority or private entity having the power of eminent domain, or (3) any conveyance in lieu of such condemnation or taking of the Property or any part thereof ("Condemnation"), Borrower shall notify Lender in writing but in no event later than ten (10) days after Borrower obtains knowledge of the commencement of or threat or likelihood of a Condemnation. Lender shall have the right, but not the obligation, to participate in any proceedings relating to any Condemnation and may, in its sole discretion, consent or withhold its consent to any settlement, adjustment, or compromise of any claims arising from the

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Condemnation and no such settlement, adjustment or compromise shall be final or binding upon Lender without Lender's prior consent.

     (B) Except as expressly provided in Section 1.03(C), if all or part of the Property is taken by Condemnation and Lender in its reasonable judgment determines that the remainder of the Property, if any, cannot be operated as an economically viable entity at substantially the same level of operations as immediately prior to such Condemnation, then all proceeds of the Condemnation ("Condemnation Proceeds") shall be paid over to Lender and shall be applied first toward reimbursement of the costs and expenses (including reasonable attorneys' and paralegals' fees) of Lender, if any, in connection with the condemnation or the recovery of such Condemnation Proceeds, and then, in the sole and absolute discretion of Lender and without regard to the adequacy of its security under this Security Deed, shall be applied against all amounts due hereunder or under the Note in such amounts and priority as Lender shall deem appropriate and any remaining Condemnation Proceeds shall be released to Borrower. Partial prepayment of the Note under this Section 1.03(B) with Condemnation Proceeds shall not be subject to the Prepayment Premium; however, such partial prepayment shall not entitle Borrower to prepay the portion of the Note remaining unpaid after application of the Condemnation Proceeds. Full or partial prepayment of the balance shall continue to be subject to the terms and conditions of the Note, including the No-Prepayment Period and the Prepayment Premium as defined and described therein.

     (C) If less than all of the Property is taken by Condemnation and Lender in its reasonable judgment determines that the remainder of the Property can be operated as an economically viable entity at substantially the same level of operations as immediately prior to such Condemnation, then Borrower shall diligently restore the Property to a condition and use as close as possible to its condition immediately prior to the Condemnation and all Condemnation Proceeds shall be made available to Borrower for such restoration. If the estimated cost of restoration, as reasonably determined by Lender, is equal to or less than One Hundred Fifty Thousand Dollars ($150,000), all Condemnation Proceeds shall be released directly to Borrower for restoration of the Property. If the estimated cost of restoration exceeds One Hundred Fifty Thousand Dollars ($150,000), all Condemnation Proceeds shall be deposited into an escrow fund in accordance with Section 1.05 below. Lender shall have the right to obtain an opinion of an independent contractor or engineer satisfactory to Lender, at Borrower's expense, to estimate the cost to restore the remaining portion of the Property. If the amount of the Condemnation Proceeds is not sufficient to restore the Property based on the opinion of an independent contractor or engineer, subject to revision as restorations are made, Borrower shall be obligated to pay the difference toward the restoration of the Property, prior to the disbursement of any Condemnation Proceeds to, or for the account of, Borrower.

     (D) If an Event of Default exists at any time from the time of a Condemnation through the completion of restoration and payment of any Condemnation Proceeds, the use of the Condemnation Proceeds shall be governed by the remedies set forth in Article III below. If an event has occurred which with notice, the passage of time, or both, could become an Event of Default, then, the Condemnation Proceeds shall be held by Lender or in the Escrow Fund (as defined below), as applicable, pending cure of such event prior to the expiration of any applicable cure or grace period. The application of any Condemnation Proceeds to the

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indebtedness secured hereby shall not cure or waive any Event of Default hereunder, or invalidate any act done pursuant to any notice thereof.

     1.04.   DAMAGE TO PROPERTY.

     (A) Promptly upon obtaining knowledge of any damage to the Property or any part thereof with an estimated cost of restoration in excess of Fifty Thousand Dollars ($50,000), but in no event later than ten (10) days after Borrower obtains such knowledge, Borrower shall notify Lender of such damage in writing. Borrower shall diligently restore the Property to the same condition that existed immediately prior to the damage whether or not insurance proceeds are sufficient for such restoration. All proceeds of any insurance on the Property ("Insurance Proceeds") received by Borrower shall be applied to such restoration. Lender shall have the right to obtain an opinion of an independent contractor or engineer satisfactory to Lender, at Borrower's expense, to estimate the cost to restore the Property to its original condition, which opinion may be revised as restorations are made. If the amount of the Insurance Proceeds is not sufficient to restore the Property based on an independent contractor's or engineer's opinion, subject to revision as restorations are made, Borrower shall be obligated to pay the difference toward the restoration of the Property, prior to the application of any Insurance Proceeds to such restoration as provided herein.

     (B) If the estimated cost of restoration is equal to or less than One Hundred Fifty Thousand Dollars ($150,000), Borrower shall promptly settle and adjust any claims under the insurance policies which insure against such risks and, upon receipt of the Insurance Proceeds, Lender shall deliver such to Borrower for use in restoration of the Property.

     (C) If the estimated cost of restoration is greater than One Hundred Fifty Thousand Dollars ($150,000), Lender shall have the right, but not the obligation, to participate in the settlement of the insurance claims and may, in its sole discretion, consent or withhold its consent to any settlement, adjustment, or compromise of such insurance claims and no such settlement, adjustment, or compromise shall be final or binding upon Lender without its prior consent. Upon settlement of insurance claims, and if Borrower can demonstrate to the reasonable satisfaction of Lender that the projected ratio of Net Operating Income, as defined below, to annual debt service due under the Note and any other notes secured by the Property ("Debt Coverage Ratio") will be at least one hundred five percent (105%) for the twelve (12) months immediately following reconstruction of the Property, the Insurance Proceeds shall be deposited into an escrow fund in accordance with Section 1.05 below.

     As used in this Security Deed, "Net Operating Income" shall mean:

     (i) all gross operating revenues anticipated to be received during the following twelve-month period based on leases in effect as of the date of calculation and only for such time as those leases are contracted to remain in effect without expiration by their terms or optional termination by the tenant (unless the tenant has waived its termination rights in writing or the term of the lease has been extended in writing), including without limitation all amounts to be received from tenants as payment of operating expenses (including real estate taxes and insurance and/or other operating expenses reimbursed by tenants) but not including refundable deposits, lease termination payments, excess tenant improvement and leasing commission payments included as additional rent, principal or interest payments received by Borrower on loans to tenants and fees and reimbursements for work performed for tenants by Borrower, less:

     (ii) all amounts, calculated on a pro forma basis, for the operation or maintenance of the Property for the following 12 month period, including ground rents, the cost of property management (which shall be no less than four percent (4%) of gross revenues), maintenance, cleaning, security, landscaping, parking maintenance and utilities, and other costs and expenses approved in writing by Lender and amounts reasonably estimated by Lender for the payment of real estate taxes and assessments and other taxes related to the operation of the Property, insurance premiums, necessary repairs and future replacements of equipment; payments under the Note shall not be included in Net Operating Income.

     Notwithstanding the foregoing, if any of the Related Agreements require a historical calculation of Net Operating Income, it shall be calculated on a cash basis for the previous twelve-month period as of the date of such calculation.

     (D) If in the reasonable judgment of Lender the conditions of Section 1.04(C) cannot be satisfied, then at any time from and after the occurrence of the damage, upon written notice to Borrower, Lender may declare the entire balance of the Note and/or any Future Advances then outstanding and accrued and unpaid interest thereon, and all other sums or payments required thereunder or under this Security Deed, without any Prepayment Premium (provided there is no Event of Default hereunder), to be immediately due and payable, and all Insurance Proceeds shall be applied by Lender first to the reimbursement of any costs or expenses (including reasonable attorneys' and paralegals' fees and expenses) incurred by Lender in connection with the damage, the recovery of Insurance Proceeds, or the determination to be made hereunder, and then to the payment of the indebtedness secured by this Security Deed in such order as Lender may determine in its sole discretion.

     (E) Notwithstanding any provision herein to the contrary, if an Event of Default exists at any time from the time of damage through the completion of restoration and the final release of any Insurance Proceeds to Borrower, the use of the Insurance Proceeds shall be governed by the remedies set forth in Article III below. If an event has occurred which with notice, the passage of time, or both, could become an Event of Default, then the Insurance Proceeds shall be held by Lender or in the Escrow Fund, as applicable, pending cure of such event prior to the expiration of any applicable cure or grace period. The application of any Insurance Proceeds to the indebtedness secured hereby shall not cure or waive any Event of Default hereunder or invalidate any act done pursuant to any notice thereof.

     1.05.   ESCROW FUND FOR CONDEMNATION AND INSURANCE PROCEEDS.

     (A) In the circumstances indicated above in subsections 1.03(C) and 1.04(C), all Condemnation Proceeds and Insurance Proceeds, as the case may be ("Proceeds"), shall be deposited in an interest bearing escrow fund ("Escrow Fund"). The escrow agent and the form of the escrow agreement shall be reasonably satisfactory to Lender and Borrower. The costs and fees of such escrow agent shall be paid by Borrower. If the amount of the Proceeds is not sufficient to restore the Property based on an independent contractor's or engineer's opinion obtained by Lender at Borrower's expense, subject to revision as restorations are made,

Borrower shall be obligated to deposit in the Escrow Fund the difference between the contractor's or engineer's estimate and the amount of the Proceeds or deliver to the escrow agent an irrevocable, unconditional letter of credit issued in the amount of such difference in a form and by a financial institution acceptable to Lender or other cash equivalent acceptable to Lender. Borrower's funds, if necessary, and the Proceeds shall be deposited into the Escrow Fund and shall not be released by the escrow agent unless used to restore the Property to its original condition and unless a disbursement agent satisfactory to Lender and Borrower approves such disbursements from time to time. The escrow agreement shall provide that the escrow agent shall only disburse funds to Borrower so long as the restoration work is being diligently performed by Borrower and only after (1) Borrower has delivered to Lender and Lender has approved the plans and specifications for the restoration of the Property; (2) Borrower has executed a contract acceptable to Lender with a general contractor acceptable to Lender for the restoration of the Property; (3) the general contractor has submitted lien waivers and/or releases, executed by the general contractor and all subcontractors and suppliers which may be partial to the extent of partial payments and which, in the case of releases, may be contingent upon payment if the escrow agent makes payment directly to such contractor, subcontractor or supplier; (4) Borrower has furnished Lender with an endorsement to its title policy showing no additional exceptions; and (5) Borrower has deposited its funds in the Escrow Fund as provided in this Section and has submitted such other documents and information as may be reasonably requested by Lender to determine that the work to be paid for has been performed in accordance with the plans and specifications reasonably approved by Lender. If any requisition for payment of work performed is for an amount which would result in the remaining balance of the Escrow Fund to be insufficient to complete the remainder of the restoration, Borrower shall advance the requisite amount in cash to the Escrow Fund immediately upon written request from the disbursement agent or Lender. Any failure by Borrower to satisfy any of the conditions to the disbursement of proceeds set forth in this paragraph upon demand by Lender shall constitute a Performance Default, as hereinafter defined.

     (B) Any Condemnation Proceeds and any interest thereon remaining in the Escrow Fund after payment of the costs to complete the restoration of the Property pursuant to the approved plans and specifications and the costs of the escrow agent and other costs described in Section 1.05(A) shall be paid first, to Borrower to the extent of any funds of Borrower's contributed to the restoration pursuant to Section 1.05(A) (so long as there is no Event of Default or an event which with notice, the passage of time, or both, could become an Event of Default); thereafter any remaining Condemnation Proceeds shall be returned to Borrower (i) if in Lender's sole discretion (reasonably exercised) the restoration of the Property has been completed in a satisfactory manner and with satisfactory results and (ii) so long as there is no Event of Default or an event which with notice, the passage of time, or both, could become an Event of Default. If the conditions of Section 1.05(B)(i) are not satisfied, then any remaining Condemnation Proceeds shall be applied to the partial payment or prepayment of the Note without payment of any Prepayment Premium; provided, however, that any such partial prepayment shall not entitle Borrower to prepay the portion of the Note remaining unpaid after application of the Proceeds. Prepayment of the balance shall continue to be subject to the terms and conditions of the Mote, including the No-Prepayment Period and the Prepayment Premium described therein. If an Event of Default exists, the use of the Condemnation Proceeds shall be governed by Article III below. If, however, an event exists which with notice, the passage of time, or both, could become an Event of Default, the remaining balance in the Escrow Fund shall be held by the escrow agent pending cure of the event prior to the expiration of any applicable cure or grace period.

     (C) Any Insurance Proceeds and any interest thereon remaining in the Escrow Fund after payment of the costs to complete the restoration of the Property pursuant to the approved plans and specifications and the costs of the escrow agent and other costs described in Section 1.05(A) shall be paid first, to Borrower to the extent of any funds of Borrower's contributed to the restoration pursuant to Section 1.05)(A) (so long as there is no Event of Default or an event which with notice, the passage of time, or both, could become an Event of Default); thereafter any remaining Insurance Proceeds shall be returned to Borrower (i) if in Lender's sole discretion (reasonably exercised) the restoration of the Property has been completed in a satisfactory manner and with satisfactory results and (ii) so long as there is no Event of Default or an event which with notice, the passage of time, or both, could become an Event of Default. If the conditions of Section 1.05(C)(i) are not satisfied, then any remaining Insurance Proceeds shall be applied to the partial payment or prepayment of the Note without payment of any Prepayment Premium; provided, however, that any such partial prepayment shall not entitle Borrower to prepay the portion of the Note remaining unpaid after application of the Proceeds. Prepayment of the balance shall continue to be subject to the terms and conditions of the Note, including the No-Prepayment Period and the Prepayment Premium described therein. If an Event of Default exists, the use of the Insurance Proceeds shall be governed by Article III below. If, however, an event exists which with notice, the passage of time, or both, could become an Event of Default, the remaining balance in the Escrow Fund shall be held by the escrow agent pending cure of the event prior to the expiration of any applicable cure or grace period.

     1.06.   TAXES, LIENS AND OTHER ITEMS.

     (A) Borrower shall pay or cause to be paid any and all taxes, bonds, assessments, fees, liens, charges, fines, impositions and any accrued interest or penalty thereon, and any and all other items which are attributable to or affect the Property (collectively, "Impositions") by making payment prior to delinquency directly to the payee thereof and promptly furnish copies of paid receipts for these to Lender. Borrower shall promptly discharge or bond any lien or encumbrance on the Property whether or not said lien or encumbrance has or may attain priority over this Security Deed. This Security Deed shall be the sole encumbrance on the Property and, if with the consent of Lender it is not the sole encumbrance, then it shall be prior to any and all other liens or encumbrances on the Property. Borrower may in good faith and with due diligence protest the payment of any Imposition which it believes unwarranted or excessive and may defer payment of such Imposition pending conclusion of such contest if legally permitted to do so, provided that the priority of this Security Deed and Lender's security is not materially and adversely affected and that Borrower shall have furnished Lender or the taxing authority such security as may be required.

     (B) As further security for the payment of the Note and the payment of real estate taxes, regular or special assessments and insurance premiums, Borrower shall be required to deposit one-twelfth (1/12) of the annual amounts of such items as estimated by Lender, with each monthly payment on the Note, so that Lender will hold a sufficient amount to pay all such charges not less than thirty (30) days prior to the date on which such items become due and payable. Lender shall be furnished evidence to allow it to estimate such amounts, including paid receipts or annual insurance premium statements, assessment notices and tax receipts. All funds so deposited shall, until applied to the payment of the aforesaid items, as hereinafter provided, be held by Lender without interest (except to the extent required under applicable law) and may be commingled with other funds of Lender. All funds so deposited shall be applied to the payment of the aforesaid items only upon the satisfaction of the following conditions: (1) no Event of Default or event, which with notice or the passage of time or both could become an Event of Default, shall have occurred; (2) Lender shall have sufficient funds to pay the full amounts of such items (which funds may include amounts paid solely for such purpose by Borrower in addition to the escrowed funds); and (3) Borrower shall have furnished Lender with prior written notification that such items are due and with the bills and invoices therefor in sufficient time to pay the same before any penalty or interest attaches and before policies of insurance lapse, as the case may be, and shall have deposited any additional funds as Lender may determine as necessary to pay such items.

     (C) Lender expressly disclaims any obligation to pay the aforesaid items unless and until Borrower complies with all of the provisions set forth in subsections 1.06(A) and (B). Borrower hereby pledges and grants a security interest in any and all monies now or hereafter deposited pursuant to subsection 1.06(B) as additional security for the Note and Related Agreements. If any Event of Default shall have occurred, or if the Note shall be accelerated as herein provided, all funds so deposited may, at Lender's option, be applied as determined solely by Lender or to cure said Event of Default or as provided in this Section 1.06. In no event shall Borrower claim any credit against the principal and interest due hereunder for any payment or deposit for any of the aforesaid items.

     1.07.   ASSIGNMENT OF LEASES, CONTRACTS, RENTS AND PROFITS.

     (A) Borrower hereby absolutely, presently and unconditionally grants, assigns, transfers, conveys and sets over to Lender, subject to all of the terms, covenants and conditions set forth herein, all of Borrower's right, title and interest in and to the following whether arising under the Leases (as defined herein), by statute, at law, in equity, or in any other way:

             (1) All of the leases of the Property which are in effect on the date hereof and all leases entered into or in effect from time to time after the date hereof, including, without limitation, all amendments, extensions, replacements, modifications and renewals thereof and all subleases, concession agreements, any ground leases or ground subleases and all other agreements affecting the same (the "Leases") and all guaranties thereunder;

             (2) All of the rents, income, profits, revenue, security deposits, judgments, Condemnation Proceeds, Insurance Proceeds, unearned insurance premiums, all termination and/or cancellation payments received by Borrower in connection with any Lease, proceeds from the surrender, sale or other disposition of any Lease, any other fees or sums payable to Borrower or any other person as landlord and any award or payment in connection with any enforcement action of any Lease, including, without limitation, any award to Borrower made hereafter in any court involving any of the tenants under the Leases in any bankruptcy, insolvency, or reorganization proceeding in any state or federal court, and Borrower's right to appear in any action and/or to collect any such award or payment, and all payments by any tenant in lieu of rent (collectively, "Rents and Profits"); and

             (3) All contracts, agreements, management, operating and maintenance agreements, warranties, licenses, permits, guaranties and sales contracts relating to the Property and the Collateral entered into by, or inuring to the benefit of, Borrower (the "Contracts")

     (B) Notwithstanding the provisions of subsection 1.07(A), so long as no Event of Default has occurred and is continuing hereunder, and, subject to subsection 1.07(F) and Article III, Borrower shall have a license to manage the Property; to collect, receive and use all Rents and Profits in accordance with the terms of the Leases; to let the Property subject to the terms hereof and to take all actions which a reasonable and prudent landlord would take in enforcing the provisions of the Leases and Contracts; provided, however, that all amounts so collected shall be applied toward operating expenses, real estate taxes and insurance relating to the Property, capital repair items necessary to the operation of the Property on a current basis, and the payment of sums due and owing under the Note and this Security Deed prior to any other expenditure or distribution by Borrower. From and after the occurrence of an Event of Default (whether or not Lender shall have exercised Lender's option to declare the Note immediately due and payable), such license shall be automatically revoked without any action required by Lender. Any amounts received by Borrower or its agents in the performance of any acts prohibited by the terms of this Security Deed, including but not limited to any amounts received in connection with any cancellation, modification or amendment of any of the Leases prohibited by the terms of this Security Deed and any amounts received by Borrower as rents, income, issues or profits from the Property from and after the occurrence of an Event of Default under this Security Deed, the Note, or any of the other Related Agreements, shall be held by Borrower as trustee for Lender and all such amounts shall be accounted for to Lender and shall not be commingled with other funds of Borrower. Any person acquiring or receiving all or any portion of such trust funds shall acquire or receive the same in trust for Lender as if such person had actual or constructive notice that such funds were impressed with a trust in accordance herewith.

     (C) Upon the occurrence of an Event of Default, Lender shall have the right but not the obligation to perform as landlord under the Leases and as a party under the Contracts. The assignment of Rents and Profits set forth herein constitutes an irrevocable direction and authorization to all tenants under the Leases to pay all Rents and Profits to Lender upon demand and without further consent or other action by Borrower. Borrower irrevocably appoints Lender its true and lawful attorney, at the option of Lender at any time after the occurrence of an Event of Default, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Borrower or in the name of Lender, for all such Rents and Profits and apply the same to the indebtedness secured by this Security Deed.

     (D) Neither the foregoing assignment of Rents and Profits, Leases and Contracts to Lender nor the exercise by Lender of any of its rights or remedies under Article III shall be deemed to make Lender a "mortgagee-in-possession" or otherwise liable in any manner with respect to the Property, unless Lender, in person or by agent, assumes actual possession thereof. Nor shall appointment of a receiver for the Property by any court at the request of Lender or by agreement with Borrower, or the entering into possession of the Property by such receiver, be deemed to make Lender a "mortgagee-in-possession" or otherwise liable in any manner with respect to the Property, Collateral or any of the Rents and Profits.

     (E) In the event Lender collects and receives any Rents and Profits under this Section 1.07 pursuant to any Monetary or Performance Default as defined in Section 2.01 hereof, such collection or receipt shall in no way constitute a curing of the Monetary or Performance Default.

     (F)     Borrower shall not, without the prior written consent of Lender,
(1) enter into any lease, extend or renew any Lease (other than extensions or renewals in accordance with the terms of a lease approved by Lender), or consent to or permit the assignment or subletting of any Leases (other than assignments or subleases in accordance with the terms of a lease approved by Lender), or amend or terminate any Lease; (2) alter, modify, change or terminate the terms of any guaranties of any Leases; (3) create or permit any lien or encumbrance which, upon foreclosure, would be superior to any such Leases or in any other manner impair Lender's rights and interest with respect to the Rents and Profits; (4) pledge, transfer, mortgage or otherwise encumber or assign the Leases, the Contracts or the Rents and Profits; or (5) collect rents more than 30 days prior to their due date. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing hereunder, Borrower may enter into Leases, extend or renew Leases, and permit the assignment or sublease of Leases which demise 10,000 rentable square feet or less for a term of five years or less ("Non-material Leases"), provided they are on rental rates, including rental concessions, at least equal to that charged for comparable properties within the Property's submarket area, have been negotiated at arm's length, and do not contain material modifications to the form of lease previously approved by Lender. Borrower may also amend Non-material Leases without Lender's prior written consent if, in Borrower's prudent business judgment, such amendments are necessary and do not impair the value of the Property. Lender will not unreasonably withhold or delay its consent to any item submitted to it for approval pursuant to subsections 1.07(F)(1) or (2) above. Any lease submitted for Lender's consent shall, at Lender's option, be accompanied by a Subordination, Nondisturbance and Attornment Agreement in Lender's then current form or another form reasonably acceptable to Lender.

     (G) Borrower shall promptly give notice to Lender of any default under any of the Leases meeting the criteria of a lease for which Lender's consent would have been required pursuant to Section 1.07(F) regardless of whether such Leases were executed before or after the date of this Security Deed, together with a complete copy of any notices delivered to or by the tenant as a result of such default. Lender shall have the right, but not the obligation, to cure any default of Borrower under any of the Leases and all amounts disbursed in connection with said cure shall be deemed to be indebtedness secured hereby.

     (H) Lender shall have the right to approve any lease forms used by Borrower for lease of space in the Property.

     (I)     Borrower hereby represents, warrants and agrees that:

     (1) Borrower has the right, power and capacity to make this assignment and that no person, firm or corporation or other entity other than Borrower has or will have any right, title or interest in or to the Leases, Contracts, or Rents and Profits.

     (2) Borrower shall, at its sole cost and expense, perform and discharge all of the obligations and undertakings of the landlord under the Leases. Borrower shall enforce the performance of each obligation of the tenants under the Leases and will appear in and prosecute or defend any action connected with the Leases or the obligations of the tenants thereunder.

     (J) Lender shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under the Leases or under or by reason of this assignment. Borrower shall and does hereby agree to indemnify Lender for and to defend and hold Lender harmless from any and all liability, loss or damage which Lender may or might incur under the Leases or under or by reason of this assignment, and from any and all claims whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on Lender's part to perform or discharge any of the terms, covenants or agreements contained in the Leases; provided, however, that the foregoing indemnity shall not apply to the extent any of the foregoing arises wholly or in substantial part from the gross negligence or willful misconduct of Lender. Should Lender incur any liability, loss or damage under the Leases or under or by reason of this assignment, or in the defense of any of such claims or demands, the amount thereof, including costs, expenses and attorneys' and paralegals' fees at all trial and appellate levels and whether suit be brought or not, shall be secured by this Security Deed; and Borrower shall reimburse Lender therefor immediately upon demand, and upon failure of Borrower to do so, Lender may declare all sums so secured to be immediately due and payable.

     (K) Lender may take or release other security, may release any party primarily or secondarily liable for any indebtedness secured hereby, may grant extensions, renewals or indulgences with respect to such indebtedness, and may apply any other security therefor held by it to the satisfaction of such indebtedness, without prejudice to any of its rights thereunder.

     (L) Nothing herein contained and no act done or omitted by Lender pursuant to the powers and rights granted it herein shall be deemed to be a waiver by Lender of its other rights and remedies under the Note, this Security Deed and the Related Agreements, and this assignment is made and accepted without prejudice to any of the other rights and remedies possessed by Lender under the terms thereof. The right of Lender to collect said indebtedness and to enforce any other security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder. It is the intent of both Borrower and Lender that this assignment be supplementary to, and not in substitution or derogation of, any other provision contained in this Security Deed giving Lender any interest in or rights with respect to the Leases, Contracts, or Rents and Profits.

     (M) Neither this assignment nor pursuit of any remedy hereunder by Lender shall cause or constitute a merger of the interests of the tenant and Borrower under any of the Leases such that any of the Leases hereby assigned are no longer valid and binding legal obligations of the parties executing the same.

     (N) Borrower agrees, from time to time, to execute and deliver, upon demand, all assignments and any and all other writings as Lender may reasonably deem necessary or desirable to carry out the purpose and intent hereof, or to enable Lender to enforce any right or rights hereunder.

     (O) In the event of any conflict between the terms of this Section 1.07 and the terms of the Assignment of Leases and Rents, the terms of the Assignment of Leases and Rents shall control.

     1.08. DUE ON SALE OR ENCUMBRANCE. Neither Borrower, nor its sole member shall, without the prior written consent of Lender: (i) create, effect, consent to, suffer to exist, assume, incur, permit (voluntarily or involuntarily, by operation of law or otherwise) any direct or indirect conveyance, sale, assignment, transfer, grant, lien, pledge, mortgage, security interest or other encumbrance or disposition (each of the foregoing defined as "Transfer") of the Property or an interest therein; (ii) be divested of its title to the Property or any interest therein; (iii) enter into a contract to sell or grant any option to purchase that results in a transfer of possession or equitable title to the Property or any portion thereof prior to the payment of the Note in accordance with its terms; (iv) enter into any lease giving the tenant any option to purchase the Property or any portion thereof; (v) permit or suffer any Transfer of any direct or indirect ownership interest in Borrower or any indemnitor or guarantor under this Security Deed or any Related Agreement; (vi) permit or suffer any Transfer of any ownership interest in any direct or indirect owner of a legal or beneficial interest in Borrower (including, without limitation its partners, members, trustees, beneficiaries or shareholders); (vii) permit or suffer the merger, dissolution, liquidation, or consolidation of Borrower or any of the direct or indirect owners of Borrower or the conversion of one type of legal entity into another type of legal entity. Except as expressly consented to in writing by Lender, Borrower shall not incur any additional indebtedness (secured or unsecured, direct or contingent) other than unsecured debt or trade payables incurred in the ordinary course of business in connection with the operation of the Property. Upon the occurrence of any of the prohibited actions specified herein, then Lender shall have the right, at its option, to declare the indebtedness secured by this Security Deed immediately due and payable, irrespective of the maturity date specified in the Note.

     1.09. PRESERVATION AND MAINTENANCE OF PROPERTY. Borrower shall hire competent and responsible property managers who shall be reasonably acceptable to Lender. Borrower, at its sole cost and expense, shall keep the Property and every part thereof in good condition and repair, in accordance with sound and prudent property management practices, and shall promptly and faithfully comply with and obey all laws, ordinances, rules, regulations, requirements and orders of every duly constituted governmental authority or agent having jurisdiction with respect to the Property. All repairs, replacements and renewals shall be at least equal in quality to the original Improvements. Borrower shall not permit or commit any waste, impairment, or deterioration of the Property, nor commit, suffer or permit any act upon or use of the Property in violation of law or applicable order of any governmental authority, whether now existing or hereafter enacted, or in violation of any covenants, conditions or restrictions affecting the Property or bring or keep any article in the Property or cause or permit any condition to exist thereon which would be prohibited by or invalidate the insurance coverage required to be maintained hereunder. Borrower shall promptly restore any portion of the Property which may be damaged or destroyed. Borrower shall promptly bond or discharge any mechanics' liens against the Property.

     1.10. USE OF PROPERTY. Except as may have been previously agreed in writing by Lender, Borrower shall continue to operate the Property for the purposes for which it was used on the date hereof and for no other purpose. Borrower shall not make or suffer any improper or offensive use of the Property or any part thereof and shall not use or permit to be used any part of the Property for any dangerous, noxious, offensive or unlawful trade or business or for any purpose which will reduce the value of the Property in any respect or will cause the Property or any part thereof or interest therein to be subject to forfeiture. Borrower at its expense will promptly comply with all rights of way or use, privileges, franchises, servitudes, licenses, casements, tenements, hereditaments and appurtenances forming a part of the Property and all instruments relating or evidencing the same, in each case, to the extent compliance therewith is required of Borrower under the terms thereof. Borrower will not take any action which results in a forfeiture or termination of the rights afforded to Borrower under any such instruments and will not, without the prior written consent of Lender, amend in any material respect any of such instruments. Borrower shall at all times comply with all laws affecting the Property and comply with any instruments of record at the time in force affecting the Property or any part thereof and shall procure, maintain and comply with all permits, licenses, and other authorizations required for any use of the Property or any part thereof then being made, and for the proper erection, installation, operation and maintenance of the Improvements or any part thereof. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof. In furtherance of the foregoing sentence, Borrower will not, by act or omission: (i) impair the integrity of the Property as a single zoning lot separate and apart from all other premises; or (ii) permit or suffer to permit the Property to be used by the public or any party in such manner as might make possible a claim of adverse usage or possession or any implied dedication or easement. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit such nonconforming use to be discontinued or abandoned, if such discontinuance or abandonment would prevent the same or similar nonconforming use in the future, without the express written consent of Lender (except that a nonconforming use that results from a tenant's use may be discontinued without Lender's consent if such tenant's lease terminates or expires by its terms).

     1.11. ALTERATIONS AND ADDITIONS. Borrower shall not cause, suffer or permit:

     (A) Any material alterations of the Property except (1) as required by any law, statute, ordinance, order, rule, regulation, decree or other requirement of the United States, the applicable state or county in which the Property is located or any political subdivision of any of the foregoing, or any agency, department, commission, board, court, bureau or instrumentality of any of them ("Governmental Authority") or by any condition of any approval, consent, registration, franchise, permit, license, variance, certificate of occupancy or other authorization with regard to zoning, landmark, ecological, environmental, air quality, subdivision, planning, building or land use required by any Governmental Authority for the construction, lawful occupancy and operation of the Property and the actual and contemplated uses thereof, or (2) as permitted or required to be made by the terms of any Leases approved by Lender (with respect to work in any space demised thereunder);

     (B)     Any demolition or removal of any portion of the Property;

     (C)     Any change which would increase the risk of fire or other hazard;

     (D)     Any zoning, reclassification with respect to the Property; or

     (E)     Any unlawful use of, or nuisance to exist upon, the Property.

     As used herein, the term "material alteration" shall mean any alteration, improvement or replacement (i) the cost of which (including any related alteration, improvement or replacement) shall exceed two percent of the principal amount of the indebtedness secured by this Security Deed (excluding tenant improvement work pursuant to Leases), or (ii) which materially and adversely affects the mechanical, electrical, heating, ventilating, air-conditioning or other building or operating systems of any of the Improvements, or materially and adversely affects the cost of operation or maintenance of any such building or operating systems, affects the structure or structural soundness of any of the improvements of the Property, or the exterior or appearance of the Property, or otherwise has a material adverse effect on the Property including the use and/or value thereof.

     1.12. OFFSET CERTIFICATES. Borrower, within five days upon request in person or within ten days upon request by mail, shall furnish a written statement duly acknowledged and notarized, of all amounts due on any indebtedness secured hereby or secured by any of the Related Agreements, whether for principal or interest on the Note or otherwise, and stating whether any offsets or defenses exist against the indebtedness secured hereby and covering such other matters with respect to any such indebtedness as Lender may reasonably require.

     1.13. LENDER'S COSTS AND EXPENSES. Borrower shall pay all costs, fees and expenses of Lender, its agents and counsel, in connection with the performance of Lender's obligations, duties, rights, options and permitted actions hereunder. Borrower will pay or reimburse Lender upon demand for all reasonable attorney's and paralegals' fees, costs and expenses, including those in connection with appellate proceedings, incurred by Lender in any proceedings involving the estate of a decedent or an insolvent, or in any action, legal proceeding or dispute of any kind in which Lender is a plaintiff or defendant, affecting the indebtedness secured hereby or the Property or Collateral, this Security Deed or the interest created herein, any condemnation, action involving the Property or any action to protect the security hereof; and any such amounts paid by Lender shall be secured by this Security Deed. If Borrower shall default in the payment of any tax, lien, assessment or charge levied or assessed against the Property; in the payment of any utility charge, whether public or private; in the payment of any insurance premium; in the procurement of insurance coverage and the delivery of the insurance policies required hereunder; in the performance of any covenant, term or condition of any leases affecting all or any part of the Property; or in the performance or observance of any covenant, condition or term of this Security Deed; then Lender, at its option, may perform or observe the same, and all payments made or costs incurred by Lender in connection therewith, shall be secured hereby and shall be, without demand, immediately repaid by Borrower to Lender with interest thereon at the Default Rate as described in the Note. Lender shall be the sole judge of the legality, validity and priority of any such tax, lien, assessment, charge, claim, premium and obligation, of the necessity for any such actions and of the amount necessary to be paid in satisfaction thereof. Lender is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to Borrower or any other person in possession holding under Borrower. All rights of Lender as set forth herein are rights to be exercised at the sole option and discretion of Lender and Lender shall have no duty to Borrower or any other person or entity to perform any acts authorized by this Section or to incur any expense, make any appearance or take any other action.

     1.14.   PROTECTION OF SECURITY; COSTS AND EXPENSES.

     (A) In addition to any other rights or remedies of Lender hereunder, under any of the Related Agreements, or in law or in equity, upon the occurrence and during the continuance of an Event of Default (or prior thereto after notice to Borrower, when possible, if Borrower is not paying or performing the act itself and Lender determines in its sole good faith judgment that the same is appropriate to preserve the Property or the lien of this Security Deed or any other collateral securing the indebtedness evidenced by the Note, either before or after acceleration of the indebtedness) Lender may, but shall not be required to, make any payment or perform any act required to be performed by Borrower hereunder or under any of the Related Agreements in any form and manner deemed expedient to Lender, including, without limitation, if applicable: (1) paying any Impositions which remain unpaid; (2) procuring the release, discharge, compromise or settlement of any lien filed or otherwise asserted against the Property which has not been discharged by Borrower in accordance with the provisions of this Security Deed or any of the Related Agreements, and (3) obtaining insurance policies where insurance coverage was required to be obtained hereunder and the required evidence that Borrower had obtained the same has not been delivered to Lender as required hereunder. Nothing herein shall be construed to require Lender to advance or expend monies for any purpose mentioned herein, or for any other purpose.

     (B) Borrower and its property manager, if applicable, shall appear in and defend any action or proceeding purporting to affect the security of this Security Deed or any additional or other security for the obligations secured hereby, or the rights or powers of the Lender, and shall pay all costs and expenses actually incurred, including, without limitation, cost of evidence of title and actual attorneys' and paralegals' fees, in any such action or proceeding in which Lender may appear, and in any suit brought by Lender to foreclose this Security Deed or to enforce or establish any other rights or remedies of Lender hereunder or under any other security for the obligations secured hereby. If Borrower fails to perform any of the covenants or agreements contained in this Security Deed, or if any action or proceeding is commenced which affects Lender's interest in the Property or any part thereof, including, eminent domain, code enforcement, or proceedings of any nature whatsoever under any federal or state law, whether now existing or hereafter enacted or amended, relating to bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief, or to a decedent, then Lender may, but without obligation to do so and without notice to or demand upon Borrower, perform such covenant or agreement and compromise any encumbrance, charge or lien which in the judgment of Lender appears to be prior or superior hereto. Borrower shall further pay all expenses of Lender actually incurred (including reasonable and actual fees and disbursements of counsel) incident to the protection or enforcement of the rights of Lender hereunder, and enforcement or collection of payment of the Note or any Future Advance whether by judicial or nonjudicial proceedings, or in connection with any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding of Borrower, or otherwise.

     (C)     Borrower shall pay to Lender, immediately upon written notice from
Lender: (i) all recordation, transfer, stamp, documentary or other fees or taxes levied on Lender (exclusive of Lender's income taxes) by reason of the making or recording of the Note, this Security Deed or any Related Agreement, and (ii) all intangible property taxes levied upon any holder of the Note or Lender under this Security Deed or secured party under the Related Agreements.

     Any amounts disbursed by Lender pursuant to this Section or Section
1.13, including, without limitation, reasonable attorneys' and paralegals' fees, whether or not the indebtedness as a result thereof shall exceed the face amount of the Note, shall be additional indebtedness of Borrower secured by this Security Deed and each of the Related Agreements as of the date of disbursement shall become immediately due and payable on demand and shall bear interest at the Default Rate set forth in the Note, from demand until paid. All such amounts shall be payable by Borrower immediately upon demand. Nothing contained in this section shall be construed to require Lender to incur any expense, make any appearance, or take any other action.

     1.15.   BORROWER'S COVENANTS RESPECTING COLLATERAL.

     (A) This instrument also creates a security interest in the Collateral, the Contracts and in any sums held by Lender, its servicing agent or any escrow agent appointed under the terms of this Security Deed, which security interest Borrower hereby grants in favor of Lender under the Georgia Uniform Commercial Code, and Lender shall also have all the rights and remedies of a secured party under the Georgia Uniform Commercial Code, and without limitation upon or in derogation of the rights and remedies created and accorded to Lender by this Security Deed pursuant to the common law or any other laws of the State of Georgia or any other jurisdiction, it being understood that the rights and remedies of Lender under the Georgia Uniform Commercial Code shall be cumulative and in addition to all other rights and remedies of Lender arising under the Security Deed, the Note, the Related Agreements, the common law or any other laws of the State of Georgia or any other jurisdiction. The security interest granted by this Security Deed is for the purpose of securing all obligations of Borrower as set forth in this Security Deed, the Note and the Related Agreements. Borrower acknowledges that this Security Deed shall constitute a Security Agreement as that term is used under the laws of the State of Georgia in favor of Lender. To the extent a security interest cannot be granted or perfected under the applicable Uniform Commercial Code provisions in any personal property in which Borrower has any right, title or interest, Borrower hereby pledges to Lender all of its right, title and interest in all such personal property including, but not limited to, deposit accounts, escrowed funds, cash and cash receipts, as the same shall relate to the Property or the Collateral or the conduct of business on the Property, now existing, hereafter acquired, wherever located and however held. Any person holding property in which Borrower has any interest shall be deemed to be holding such property in trust for Lender.

     (B) Borrower shall execute and deliver financing and continuation statements covering the Collateral from time to time and in such form as Lender may require to perfect and continue the perfection of Lender's security interest with respect to such property, and Borrower shall pay all reasonable costs and expenses of any record searches for financing statements Lender may require. Borrower hereby authorizes and empowers Lender to file (and hereby irrevocably appoints Lender its agent and attorney-in-fact, which shall be coupled with an interest, to execute and file, on Borrower's behalf) at any time and from time to time any initial financing statements, amendments thereto and continuation statements with or without signature of Borrower as authorized by applicable law, as applicable to the Collateral. For purposes of such filings, Borrower agrees to furnish any information requested by Lender promptly upon request by Lender describing the Collateral. Borrower hereby ratifies and approves all filings of financing statements, amendments and continuations applicable to the Collateral made or filed by Lender prior to the date of this Security Deed.

     (C) Without the prior written consent of Lender, Borrower shall not create or suffer to be created any other security interest in or lien or encumbrance on the Collateral, including replacements and additions thereto.

     (D) Without the prior written consent of Lender or except in the ordinary course of business, Borrower shall not sell, transfer or encumber any of the Collateral, or remove any of the Collateral from the Property unless Borrower shall promptly substitute and replace the property removed with similar property of at least equivalent value on which Lender shall have a continuing security interest ranking at least equal in priority to Lender's security interest in the property removed.

     (E) Borrower shall (1) upon reasonable notice (unless an emergency or Event of Default exists) permit Lender and its representatives to enter upon the Property to inspect the Collateral and Borrower's books and records relating to the Collateral and make extracts therefrom and to arrange for verification of the amount of Collateral, under procedures acceptable to Lender, directly with Borrower's debtors or otherwise at Borrower's expense; (2) promptly notify Lender of any attachment or other legal process levied against any of the Collateral and any information received by Borrower relative to the Collateral, Borrower's debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Lender in respect thereto; (3) reimburse Lender upon demand for any and all costs actually incurred, including, without limitation, reasonable and actual attorneys', paralegals' and accountants' fees, and other expenses incurred in collecting any sums payable by Borrower under any obligation secured hereby, or in the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto; (4) notify Lender of each location at which the Collateral is or will be kept, other than for temporary processing, storage or similar purposes, and of any removal thereof to a new location, including, without limitation, each office of Borrower at which records relating to the Collateral are kept; (5) provide, maintain and deliver to Lender originals or certified copies of the policies of insurance and certificates of insurance insuring the Collateral against loss or damage by such risks and in such amounts, form and by such companies as Lender may require and with loss payable to Lender, and in the event Lender takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall at the option of Lender become the sole property of Lender; and (6) do all acts necessary to maintain, preserve and protect all Collateral, keep all Collateral in good condition and repair and prevent any waste or unusual or unreasonable depreciation thereof.

     (F) Until Lender exercises its right to collect proceeds of the Collateral pursuant hereto, Borrower will collect with diligence any and all proceeds of the Collateral. If an Event of Default exists, any proceeds received by Borrower shall be held in trust for Lender, and Borrower shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Lender and shall deliver to Lender such collections at such time as Lender may request in the identical form received, properly endorsed or assigned when required to enable Lender to complete collection thereof.

     (G) Lender shall have all of the rights and remedies granted to a secured party under the Uniform Commercial Code of the state in which the Collateral is located, as well as all other rights and remedies available at law or in equity. During the continuance of any Event of Default hereunder or under the Note, Lender shall have the right to take possession of all or any part of the Collateral, to receive directly or through its agent(s) collections of proceeds of the Collateral (including notification of the persons obligated to make payments to Borrower in respect of the Collateral), to release persons liable on the Collateral and compromise disputes in connection therewith, to exercise all rights, powers and remedies which Borrower would have, but for the security agreement contained herein, to all of the Collateral and proceeds thereof, and to do all other acts and things and execute all documents in the name of Borrower or otherwise, deemed by Lender as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder; and

     (H) After any Event of Default hereunder or under the Note, Borrower shall, at the request of Lender, assemble and deliver the Collateral and books and records pertaining to the Property at a place designated by Lender, and Lender may, with reasonable notice to Borrower (unless an emergency exists), enter onto the Property and take possession of the Collateral. It is agreed that public or private sales, for cash or on credit to a wholesaler or retailer or investor, or user of collateral of the types subject to the security agreement, or public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and credit risks of such sales. The proceeds of any sale of the Collateral shall be applied first to the expenses of Lender actually incurred in retaking, holding, preparing for sale, or selling the Collateral or similar matters, including reasonable and actual attorneys' and paralegals' fees, and then, as Lender shall solely determine.

     (I) Upon the request of Lender, Borrower will cooperate with Lender in obtaining control with respect to those items of Collateral consisting of deposit accounts, investment property, letter-of-credit rights or any other Collateral as to which "control" is required under the applicable Uniform Commercial Code for perfection of a security interest.

     1.16.   COVENANTS REGARDING FINANCIAL STATEMENTS.

     (A) Borrower shall keep true books of record and account in which full, true and correct entries in accordance with sound accounting practice and principles applied on a consistent basis from year to year shall be made of all dealings or transactions with respect to the Property.

     (B)     (1) Borrower shall deliver to Lender:

     (A) Within one hundred twenty (120) days after the last day of each fiscal year of Borrower and Borrower's sole member during the term of the Note, unaudited financial reports prepared on a cash basis, including income statements and cash flow statements covering the operation of the Property and unaudited annual financial reports prepared on a cash basis, including balance sheets, income statements and cash flow statements covering the financial condition of Borrower Borrower's sole member for the previous fiscal year, all certified to Lender to be complete, correct and accurate by the individual, managing member, manager or chief financial officer of the party whom the report concerns; and

     (B) If available, within thirty (30) days after receipt by Borrower, original annual audit reports of an independent certified public accountant prepared in accordance with generally accepted accounting principles containing an unqualified opinion, including balance sheets, income statements and cash flow statements covering the operation of the Property and the financial condition of Borrower and Borrower's sole member for the previous fiscal year.

     (2) At the request of Lender from time to time (but no more often than once in each fiscal quarter of Borrower during the term of the Note), Borrower shall also deliver to Lender unaudited financial reports prepared on a cash basis, including income statements and cash flow statements covering the operation of the Property and unaudited financial reports prepared on a cash basis, including balance sheets, income statements and cash flow statements covering the financial condition of Borrower and Borrower's sole member for the previous fiscal quarter, a portfolio analysis report covering the operation of all properties of which Borrower or Borrower's sole member is the owner (direct or indirect) or a general partner of the owner (direct or indirect), setting out a cash flow statement (including debt service payments) for each such property, and a current rent roll of the Property, all certified to Lender to be complete, correct and accurate by the individual, managing member, manager or chief financial officer of the party whom the report concerns.

     (3) All reports covering the financial condition of Borrower or Borrower's sole member shall include, without limitation, balance sheets and statements of income and of partner's equity, if applicable, setting forth in each case in comparative form the figures for the previous fiscal quarter or year, as the case may be. All interim quarterly reports shall also include a breakdown of all categories of revenues and expenses, and any supporting schedules and data requested by Lender. Each set of annual or quarterly financial reports or quarterly rent rolls delivered to Lender pursuant to this
Section 1.14 shall also be accompanied by a certificate of the chief financial officer, the managing member or the manager of the party whom the report concerns, stating whether any condition or event exists or has existed during the period covered by the annual or quarterly reports which then constituted or now constitutes an Event of Default under the Note or this Security Deed, or which if continued or not cured would, after passage of time, constitute an Event of Default, and if any such condition or event then existed or now exists, specifying its nature and period of existence and what Borrower did or proposes to do with respect to such condition or event.

     (C) In the event such statements are not in a form reasonably acceptable to Lender or Borrower fails to furnish such statements and reports, then Lender shall have the immediate and absolute right to audit the respective books and records of the Property and Borrower or Borrower's member, as applicable, at the expense of Borrower.

     (D) Notwithstanding the foregoing, Borrower shall not be required to deliver financial reports covering the financial condition of Borrower if and so long as (1) the Property is

Borrower's only asset, and (2) Borrower delivers the unaudited financial reports covering the operation of the Property when and as described above.

     1.17.   ENVIRONMENTAL COVENANTS.

     Borrower covenants:

     (A) That no Hazardous Materials (as defined below) are currently on or in the Property (except as expressly described in the Phase I Environmental Site Assessment of the Property prepared by ATC Associates, Inc. as Project Number 70 12990 4136, dated June 30, 2004, as updated for Lender) or shall be installed, used, generated, manufactured, treated, handled, refined, produced, processed, stored or disposed of, in, on or under the Property other than Hazardous Materials in quantities and of types reasonably and customarily associated with general office use which have been and are stored, used and disposed of in compliance with Hazardous Material Laws (as defined below) and the presence of which do not require compliance with any reporting requirements under any Hazardous Material Laws;

     (B) That no activity shall be undertaken on the Property which would cause:

             (1) the Property to become a hazardous waste treatment, storage or disposal facility under any Hazardous Material Law,

             (2) a release or threatened release of Hazardous Material from the Property in violation of any Hazardous Material Law, or

             (3) the discharge of Hazardous Material into any watercourse, body of surface or subsurface water or wetland, or the discharge into the atmosphere of any Hazardous Material which would require a permit under any Hazardous Material Law and for which no such permit has been issued;

     (C) That no activity shall be undertaken or permitted to be undertaken, by Borrower on the Property which would result in a violation under any Hazardous Material Law; and

     (D) To obtain and deliver to Lender, within a reasonable time following completion of actions required by an appropriate governmental agency, certifications of engineers or other professionals reasonably acceptable to Lender, in form and substance satisfactory to Lender, certifying that all necessary and required actions to clean up, remove, contain, prevent and eliminate all releases or threats of release of Hazardous Materials on or about the Property to the levels required by the appropriate governmental agencies have been taken and, to the knowledge of such professional, the Property is then in compliance with applicable Hazardous Material Laws as then in effect and applicable to such actions. For purposes of this Security Deed, "Hazardous Materials" means and includes asbestos or any substance containing asbestos, polychlorinated biphenyls, any explosives, radioactive materials, chemicals known or suspected to cause cancer or reproductive toxicity, pollutants, effluents, contaminants, emissions, infectious wastes, any petroleum or petroleum-derived waste or product or related materials and any items defined as hazardous, special or toxic materials, substances or waste under any Hazardous Material Law, or any material which shall be removed from the Property pursuant to any administrative order or enforcement proceeding or in order to place the Property in a condition that is suitable for ordinary use. "Hazardous Material Laws" means all federal, state and local laws (whether under common law, statute or otherwise), ordinances, rules, regulations and guidance documents now in force, as amended from time to time, in any way relating to or regulating human health or safety, industrial hygiene or environmental conditions, protection of the environment, pollution or contamination of the air, soil, surface water or groundwater, and includes, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., the Clean Water Act, 33 U.S.C. Section 1251 et seq., the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq., the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., the Federal Water Pollution Control Act, 33 U.S.C.
Section 1321 et seq., and the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.

     1.18. FURTHER ASSURANCES. Borrower, from time to time, will execute, acknowledge, subscribe and deliver to or at the direction of Lender such documents and further assurance as Lender may reasonably require for the purpose of evidencing, perfecting or confirming the lien and security interest created by this Security Deed or the security to be afforded by the Related Agreements, or both. Without limiting the foregoing and notwithstanding anything in this Security Deed or the Related Agreements to the contrary, Borrower will defend, indemnify and hold Lender harmless with respect to any suit or proceeding in which the validity, enforceability or priority of any such lien or security interest, or both, is endangered or contested, directly or indirectly. If Borrower fails to undertake the defense of any such claim in a timely manner, or, in Lender's sole determination, fails to prosecute such defense with due diligence, then Lender is authorized to take, at the sole expense of Borrower, all necessary and proper action in defense of any such claim, including, without limitation, the retention of legal counsel, the prosecution or defense of litigation and the compromise or discharge of claims, including payment of all costs and reasonable attorneys' and paralegals' fees. All costs, expenses and losses, if any, so incurred by Lender, including all attorneys' and paralegals' fees, regardless of whether suit is brought, for all administrative, trial and appellate proceedings, if any, will constitute advances by Lender as provided in
Section 1.14 hereinabove.

     1.19. BORROWER'S CONTINUED EXISTENCE. Borrower shall at all times during the term of the Loan maintain its legal existence and qualification to do or transact business in the state in which the Property or any of the Collateral is located. Borrower's exact legal name, state of organization and chief executive office are as set forth respectively in the initial paragraph of this Security Deed. So long as any of the indebtedness secured hereby remains outstanding, Borrower will provide Lender with thirty (30) days prior written notice of any change in Borrower's name, organizational identification number, state of organization or, if any individual, principal residence.

                                   ARTICLE II

                                EVENTS OF DEFAULT

     Each of the following shall constitute an event of default ("Event of Default") hereunder:

     2.01.   MONETARY AND PERFORMANCE DEFAULTS.

     (A) Failure to make any payment due under the Note, or any note evidencing a Future Advance, other than the final payment and Prepayment Premium, or to make any payment due under this Security Deed to Lender or any other party, including without limitation, payment of escrow deposits, real estate taxes, insurance premiums and ground rents, if any, on or before the fourth (4th) day after such payment is due; or

     (B) Failure to make the final payment or the Prepayment Premium due under the Note or any note evidencing a Future Advance when such payment is due whether at maturity, by reason of acceleration, as part of a prepayment or otherwise (the defaults in (A) and (B) hereinafter "Monetary Default"); or

     (C) Breach or default in the performance of any of the covenants or agreements of Borrower contained herein, in the Note or in any Related Agreement ("Performance Default"), if such Performance Default shall continue for thirty
(30) days or more after written notice to Borrower from Lender specifying the nature of the Performance Default; provided, however, that if such Performance Default is of a nature that it cannot be cured within the thirty (30) day period, then Borrower shall not be in default if it commences good faith efforts to cure the Performance Default within the thirty (30) day period, demonstrates continuous diligent efforts to cure the Performance Default in a manner reasonably satisfactory to Lender and, within a reasonable period, not to exceed one hundred eighty (180) days after the date of the original written notice of the Performance Default, completes the cure of such Performance Default. Notwithstanding the foregoing, if the breach or default is one which is defined as an Event of Default elsewhere in this Article II or in the default definition of any Related Agreement, then Borrower shall not be entitled to any notice or cure period upon the occurrence of such breach or default except for such notice and cure periods, if any, as may be expressly granted in such other defined Event of Default; or

     (D) Failure to maintain Insurance as provided for in Section 1.02 of this Security Deed; or

     (E)     Failure to pay Impositions as provided for in Section 1.06.

     2.02.   BANKRUPTCY, INSOLVENCY, DISSOLUTION.

     (A) Any court of competent jurisdiction shall sign an order (1) adjudicating Borrower, its sole member, or any Guarantor (which term when used in this Security Deed shall mean any guarantor of payment of the indebtedness) bankrupt or insolvent, (2) appointing a receiver, trustee or liquidator of the Property or Collateral or of a substantial part of the property of Borrower, its sole member, or any Guarantor, or (3) approving a petition for, or effecting an arrangement in bankruptcy, or any other judicial modification or alteration of the rights of Lender or of other creditors of Borrower, its sole member, or any Guarantor; or

     (B) Borrower, its sole member, or any Guarantor shall (1) apply for or consent to the appointment of a receiver, trustee or liquidator for it or for any of its property, (2) as debtor, file a voluntary petition in bankruptcy, or petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the

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material allegations of a petition filed against it and any proceeding under such law, (3) admit in writing an inability to pay its debts as they mature, or
(4) make a general assignment for the benefit of creditors; or

     (C) An involuntary petition in bankruptcy is filed against Borrower, its sole member, or any Guarantor and the same is not vacated or stayed within 90 days of the filing date.

     2.03. MISREPRESENTATION. Borrower makes or furnishes a representation, warranty, statement, certificate, schedule and/or report to Lender in or pursuant to this Security Deed or any of the Related Agreements which is false or misleading in any material respect as of the date made or furnished, or becomes false or breached upon or after execution of this Security Deed.

     2.04. DEFAULT UNDER SUBORDINATE LOANS. An occurrence of a default under any loan subordinate to this Security Deed which is not an independent default under this Security Deed which results in the commencement of foreclosure proceedings or the taking of any other remedial action under such subordinate loan.

     2.05. LIENS. Any federal, state or local tax lien or any claim of lien for labor or materials or any other lien or encumbrance of any nature whatsoever is recorded against Borrower or any of the Property or Collateral and is not removed by payment or transferred to substitute security in the manner provided by law, within thirty (30) days after it is recorded in accordance with applicable law.

     2.06.   JUDGMENTS. (A)     A final judgment, other than a final judgment in
connection with any condemnation, is entered against Borrower that (1) materially and adversely affects the value, use or operation of the Property or other Collateral, or (2) adversely affects, or reasonably may adversely affect, the validity or enforceability of this Security Deed, any of the Related Agreements or the Note or priority of the liens or security interests created by this Security Deed or any of the Related Agreements; or (B) execution or other final process issues thereon with respect to the Property or other Collateral; and (C) Borrower does not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereon, in any event within thirty (30) days from entry, or Borrower shall not, within such period or such longer period during which execution on such judgment shall have been stayed, appeal therefrom or from the order, decree or process upon or pursuant to which such judgment shall have been entered, and cause its execution to be stayed during such appeal, or if on appeal such order, decree or process shall be affirmed and Borrower shall not discharge such judgment or provide for its discharge in accordance with its terms within sixty (60) days after the entry of such order or decree or affirmance, or if any stay of execution on appeal is released or otherwise discharged.

     2.07. LEASES. Borrower's default in the performance of its obligations as lessor under any Lease of 10,000 square feet or more, which default could result, in Lender's judgment, in the termination of said Lease.

     2.08. BORROWER'S CONTINUED EXISTENCE. Borrower ceases to exist or to be qualified to do or transact business in the state in which the Property or any of the Collateral is located or is dissolved or is a party to a merger, consolidation or reorganization, or sells all or substantially all of its assets.

     2.9. BREACH OF DUE ON SALE OR ENCUMBRANCE PROVISION. Any occurrence of a prohibited Transfer under Section 1.08 hereof.

     2.10. DEFAULT UNDER INDEMNITY. Borrower or any guarantor or indemnitor defaults under any obligation imposed upon Borrower or any guarantor or indemnitor by any indemnity whether contained within this Security Deed, the Note, any of the Related Agreements or otherwise.

                                   ARTICLE III

                                    REMEDIES

     Upon the occurrence of any Event of Default, Lender shall have the following rights and remedies set forth in Sections 3.01 through 3.08:

     3.01. ACCELERATION. Notwithstanding the stated maturity date in the Note, or any note evidencing any Future Advance, Lender may without notice or demand, declare the entire principal amount of the Note and/or any Future Advances then outstanding and accrued and unpaid interest thereon, and all other sums or payments required thereunder or under this Security Deed or the Related Agreements including, but not limited to the Prepayment Premium described in the Note, to be due and payable immediately.

     3.02. ENTRY. Irrespective of whether Lender exercises the option provided in Section 3.01 above, Lender in person or by agent or by court-appointed receiver may, at its option, without any action on its part being required, without in any way waiving such Event of Default, with or without the appointment of a receiver, or an application therefor:

     (A) Take possession of, conduct tests of, manage or hire a manager to manage, lease and operate the Property or any part thereof, on such terms and for such period of time as Lender may deem proper, with full power to make, from time to time, all alterations, renovations, repairs or replacements thereto as may seem proper to Lender;

     (B) With or without taking possession of the Property, collect and receive all Rents and Profits (which term, as used herein, shall have the meaning ascribed to such term in the Assignment of Leases and Rents), notify tenants under any lease relating to the Property (the "Leases") or any other parties in possession of the Property to pay Rents and Profits directly to Lender, its agent or a court-appointed receiver and apply such Rents and Profits to the payment of:

     (1) all costs and expenses incident to taking and retaining possession of the Property (including the cost of any receivership), management and operation of the Property, keeping the Property properly insured and all alterations, renovations, repairs and replacements to the Property;

     (2) all taxes, charges, claims, assessments, and any other liens which may be prior in lien or payment to this Security Deed or the Note, and premiums for insurance, with interest on all such items; and

     (3) the indebtedness secured hereby together with all costs and attorneys' fees, in such order or priority as to any of such items as Lender in its sole discretion may determine, any statute, law, custom or use to the contrary notwithstanding;

     (C) Exclude Borrower, its agents and servants, wholly from the Property;

     (D) Have joint access with Borrower to the books, papers and accounts of Borrower relating to the Property, at the expense of Borrower;

     (E) Commence, appear in and/or defend any action or proceedings purporting to affect the interests, rights, powers and/or duties of Lender hereunder, whether brought by or against Borrower or Lender; and

     (F) pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which in the judgment of Lender may affect or appear to affect the interest of Lender or the rights, powers and/or duties of Lender hereunder.

     Borrower or Lender, as a matter of right without notice to Borrower or anyone claiming under it and without regard to the then value of the Property or the interest of Borrower therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers to take charge of the Property or any portion thereof. Any such receiver or receivers shall have all of the usual and customary powers and duties of receivers in like or similar cases and all of the powers and duties of Borrower or Lender in case of entry as provided hereinabove, including without limitation, the right to collect and receive Rents and Profits. All such Rents and Profits paid to Lender or collected by such receiver shall be applied as provided for in subparagraph 3.02(B) above. Borrower for itself and any subsequent owner of the Property hereby waives any and all defenses to the application for such receiver and hereby irrevocably consents to such appointment without notice of any application therefore.

     The receipt by Lender of any Rents and Profits pursuant to this Security Deed after the institution of foreclosure or other proceedings under the Security Deed shall not cure any such Event of Default or affect such proceedings or any sale pursuant thereto. After deducting the expenses and amounts set forth above in this Section 3.02, as well as just and reasonable compensation for all Lender's employees and other agents (including, without limitation, reasonable and actual attorneys' fees and management and rental commissions) engaged and employed, the moneys remaining, at the option of Lender, may be applied to the indebtedness secured hereby. Whenever all amounts due on the Note and under this Security Deed shall have been paid and all Events of Default have been cured and any such cure has been accepted by Lender, Lender shall surrender possession to Borrower. The same right of entry, however, shall exist if any subsequent Event of Default shall occur; provided, however, Lender shall not be under any obligation to make any of the payments or do any of the acts referred to in this Section 3.02.

     3.03. JUDICIAL ACTION. Lender may bring an action in any court of competent jurisdiction to foreclose this instrument or to enforce any of the covenants and agreements hereof. The Property may be foreclosed in parts or as an entirety.

     3.04. POWER OF SALE. Lender may elect to cause the Property or any part thereof to be sold under the power of sale herein granted in any manner permitted by applicable law at one or more public sale or sales at the usual place for conducting sales at the courthouse of the county in which the Land or any part of the Land is situated, to the highest bidder for cash, in order to pay the indebtedness secured hereby, and all expenses of sale and of all proceedings in connection therewith, including attorneys' fees, after advertising the time, place and terms of each sale once a week for four (4) consecutive weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff's sales are advertised in said county, all other notice, including judicial notice, being hereby waived by Borrower. Upon the expiration of such time and the giving of such notice of sale, and without the necessity of any demand on Borrower, Lender, at the time and place specified in the notice of sale, shall sell the Property or any part thereof. The foregoing notwithstanding, Lender may sell, or cause to be sold, any tangible or intangible personal property or any part thereof, and which constitutes a part of the security hereunder, in the foregoing manner, or as may otherwise be provided by law. Lender may, from time to time, postpone any sale hereunder by public announcement thereof at the time and place noticed therefor or by giving notice of the time and place of the postponed sale in the manner required by law. If the Property consists of several lots, parcels or items of property, Lender may designate the order in which such lots, parcels or items shall be offered for sale or sold. Any person, including Borrower or Lender, may purchase at any sale hereunder, and Lender shall have the right to purchase at any sale hereunder by crediting upon the bid price the amount of all or any part of the indebtedness hereby secured plus interest, late charges, prepayment fees, and reasonable attorneys' fees, as herein provided. Should Lender desire that more than one sale or other disposition of the Property be conducted, Lender may, at its option, cause the same to be conducted simultaneously, or successively, on the same day, or at such different times and in such order as Lender may deem to be in its best interests, and no such sale shall terminate or otherwise affect the security of this Security Deed on any part of the Property not sold until all indebtedness secured hereby has been fully paid. In the event of default of any purchaser, Lender shall have the right to resell the Property as set forth above. Upon any sale hereunder, Lender shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold in Fee Simple, with or without any covenant or warranty whatever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession; and the recitals of facts in any such deed or deeds such as default, the giving of notice of default and notice of sale, and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts and any such deed or deeds shall be conclusive against all persons as to such facts recited therein. Borrower hereby constitutes and appoints Lender the agent and attorney-in-fact of Borrower to make such recitals, sale and conveyance, and thereby to divest Borrower of all right, title and equity that Borrower may have in and to the Property and to vest the same in the purchaser or purchasers at such sale or sales. The conveyance to be made by Lender, or its assigns, (and in the event of a deed in lieu of foreclosure, then as to such conveyance) shall be effective to bar all right, title and interest, equity or redemption, including all statutory redemption, homestead, dower, courtesy, and all other exemptions of Borrower, or its successors in interest, in and to the Property. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise and shall not be exhausted by one exercise thereof, but may be exercised until full payment of all sums secured hereby.

     3.05. RESCISSION OF NOTICE OF DEFAULT. Lender, from time to time before any such public sale or deed in lieu of foreclosure, may rescind any such notice of breach or default and of election to cause the Property to be sold. Lender may evidence such rescission, among other methods, by executing and delivering to Borrower a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale or such documents as may be required by the laws of the state in which the Property is located. The exercise by Lender of such right of rescission shall not constitute a waiver of any breach or Event of Default then existing or subsequently occurring, or impair the right of Lender to execute and deliver to Borrower, as above provided, other declarations of default and demand for sale, and notices of breach or default, and of election to cause the Property to be sold to satisfy the obligations hereof, nor otherwise affect any provision, agreement, covenant or condition of the Note and/or of this Security Deed or any of the rights, obligations or remedies of the parties hereunder. If Lender shall have proceeded to invoke any right, remedy or recourse permitted under the Related Agreements and shall thereafter elect to discontinue or abandon it for any reason, Lender shall have the unqualified right to do so and, in such an event, Borrower and Lender shall be restored to their former positions with respect to the indebtedness, the obligations, the Related Agreements, the Property and otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Lender thereafter to exercise any right, remedy or recourse under the Related Agreements for such Event of Default. Borrower hereby expressly waives any and all benefits Borrower may have under the Official Code of Georgia ("O.C.G.A.") Section 44-14-85 to claim or assert that the indebtedness has been reinstated in accordance with its terms following the withdrawal of any foreclosure proceedings by Lender and acknowledges and agrees that reinstatement shall occur only upon written agreement of Lender.

     3.06. LENDER'S REMEDIES RESPECTING COLLATERAL. Lender may realize upon the Collateral, enforce and exercise all of Borrower's rights, powers, privileges and remedies in respect of the Collateral, dispose of or otherwise deal with the Collateral in such order as Lender may in its discretion determine, and exercise any and all other rights, powers, privileges and remedies afforded to a secured party under the laws of the state in which the Property is located as well as all other rights and remedies available at law or in equity.

     3.07. PROCEEDS OF SALES. The proceeds of any sale made under or by virtue of this Article III, together with all other sums which then may be held by Lender under this Security Deed, whether under the provisions of this Article III or otherwise, shall be applied as follows:

     (A) To the payment of the costs, fees and expenses of sale and of any judicial proceedings wherein the same may be made, including the cost of evidence of title in connection with the sale, compensation to Lender, and to the payment of all expenses (including reasonable attorneys' and paralegals fees and costs), liabilities and advances made or incurred by Lender under this Security Deed, together with interest on all advances made by Lender at the interest rate applicable under the Note, but limited to any maximum rate permitted by law to be charged by Lender;

     (B) To the payment of any and all sums expended by Lender under the terms hereof, not then repaid, with accrued interest at the Default Rate set forth in the Note, and all other sums (except advances of principal and interest thereon) required to be paid by Borrower pursuant to any provisions of this Security Deed, or the Note, or any note evidencing any Future Advance, or any of the Related Agreements, including, without limitation, all expenses, liabilities and advances made or incurred by Lender under this Security Deed or in connection with the enforcement thereof, together with interest thereon as herein provided; and

     (C) To the payment of the entire amount then due, owing or unpaid for principal and interest upon the Note, any notes evidencing any Future Advance, and any other obligation secured hereby, with interest on the unpaid principal at the rate set forth therein from the date of advancement thereof until the same is paid in full; and then

     (D) The remainder, if any, to the person or persons, including Borrower, legally entitled thereto.

     3.08. CONDEMNATION AND INSURANCE PROCEEDS. All Condemnation Proceeds, Insurance Proceeds and any interest earned thereon shall be paid over either by the condemning authority, insurance company or escrow agent to Lender and shall be applied first toward reimbursement of the costs and expenses of Lender (including reasonable attorneys' and paralegals' fees), if any, in connection with the recovery of such Proceeds, and then shall be applied in the sole and absolute discretion of Lender and without regard to the adequacy of its security under this Security Deed (A) to the payment or prepayment of all or any portion of the Note including the Prepayment Premium described in the Note; (B) to the reimbursement of expenses incurred by Lender in connection with the restoration of the Property or Collateral; or (C) to the performance of any of the covenants contained in this Security Deed as Lender may determine. Any prepayment of the Note or portion thereof pursuant to Lender's election under this Section shall be subject to the Prepayment Premium described in the Note. Upon any Event of Default by Borrower under this Security Deed, all right, title and interest of Borrower in and to all any and ail insurance policies then in force, including any and all unearned premiums and existing claims, will inure to Lender, which, at its sole option, and as attorney-in-fact for Borrower, may then make, settle and give binding acquittances for claims under all such policies, and may assign and transfer such policies or cancel or surrender them, applying any unearned premium in such manner as Lender may elect. The foregoing appointment of Lender as attorney-in-fact for Borrower is coupled with an interest, and is irrevocable.

     3.09.   WAIVER OF MARSHALLING, RIGHTS OF REDEMPTION, HOMESTEAD AND
VALUATION.

     (A) Borrower, for itself and for all persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Security Deed, hereby expressly waives and releases all rights to direct the order in which any of the Property or Collateral shall be sold in the event of any sale or sales pursuant hereto and to have any of the Property and/or any other property now or hereafter constituting security for any of the indebtedness secured hereby marshalled upon any foreclosure of this Security Deed or of any other security for any of said indebtedness.

     (B) To the fullest extent permitted by law, Borrower, for itself and all who may at any time claim through or under it, hereby expressly waives, releases and renounces all rights of redemption from any foreclosure sale, all rights of homestead, exemption, monitoring reinstatements, forbearance, appraisement, valuation, stay and all rights under any other laws which may be enacted extending the time for or otherwise affecting enforcement or collection of the Note, the debt evidenced thereby, or this Security Deed.

     3.10. REMEDIES CUMULATIVE. No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedy herein or by law or equity provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Lender to exercise any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence therein. Every power and remedy given by this Security Deed to Lender may be exercised separately, successively or concurrently from time to time as often as may be deemed expedient by Lender. If there exists additional security for the performance of the obligations secured hereby, Lender, at its sole option, and without limiting or affecting any of its rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever rights and remedies it may have in connection with such other security or in such order as it may determine. Any application of any amounts or any portion thereof held by Lender at any time as additional security or otherwise, to any indebtedness secured hereby shall not extend or postpone the due dates of any payments due from Borrower to Lender hereunder or under the Note, any Future Advance, or under any of the Related Agreements, or change the amounts of any such payments or otherwise be construed to cure or waive any default or notice of default hereunder or invalidate any act done pursuant to any such default or notice.

     3.11. NONRECOURSE. Except as otherwise set forth in this Section, Lender's recourse under this Security Deed, the Note and the Related Agreements shall be limited to and satisfied from the Property and the proceeds thereof, the rents and all other income arising therefrom during and after the month in which an Event of Default has occurred, the other assets of Borrower arising out of the Property which are given as collateral for the Note, and any other collateral given in writing to Lender as security for repayment of the Note (all of the foregoing are collectively referred to as the "Loan Collateral"). Notwithstanding the preceding sentence:

     (A) Lender may, in accordance with the terms of this Security Deed, the Note or any Related Agreement: (1) foreclose the lien of this Security Deed; (2) take appropriate action to enforce this Security Deed, the Note and the Related Agreements to realize upon and/or protect the Loan Collateral; (3) name Borrower as a party defendant in any action brought under this Security Deed, the Note or the Related Agreements so long as the exercise of any remedy is limited to the Loan Collateral; (4) pursue all of its rights and remedies against any guarantor or surety or master tenant whether or not a partner, member or other owner of Borrower; and (5) pursue all of its rights and remedies against Borrower and the indemnitors under that certain Environmental Indemnity Agreement of even date herewith;

     (B) Lender may seek damages or other monetary relief, to the extent of actual monetary loss, or any other remedy at law or in equity against Borrower, and the indemnitors/guarantors, if any, under any nonrecourse exception indemnity agreements

("Nonrecourse Indemnitors") by reason of or in connection with: (1) the failure of Borrower to pay to Lender, upon demand, all rents, issues and profits of the Property to which Lender is entitled pursuant to this Security Deed, the Note or the Related Agreements following an Event of Default; (2) any waste of the Property or any willful act or omission by Borrower which damages or materially reduces the value of the Property; (3) the distribution of rents, issues and profits from the Property prior to the payment of operating expenses or the provision for reserves, if any, to be made pursuant to this Security Deed, the Note or the Related Agreements prior to any other expenditure or distribution by Borrower; (4) the failure to account for and to turn over security deposits (and interest required by law or agreement to be paid thereon) or prepaid rents following the occurrence of an Event of Default under this Security Deed, the Note or any Related Agreements; (5) the failure to timely pay all real estate taxes or any regular or special assessments affecting the Property; (6) the failure to account for and to turn over real estate tax accruals following the occurrence of an Event of Default under this Security Deed, the Note or any Related Agreements; (7) the failure to maintain casualty and liability insurance as required under the Note or the Related Agreements or to apply insurance proceeds or condemnation awards relating to the Property or other collateral in the manner required under applicable provisions of this Security Deed, the Note or any Related Agreement; (8) any modification, termination or cancellation of any lease of all or any portion of the Property without Lender's prior written consent, if and to the extent such consent is required under the Note or the Related Agreements and if and to the extent such modification, termination or cancellation has a material adverse affect on the value of the Property; (9) a default by Borrower under any lease of all or any portion of the Property; or
(10) costs and expenses, including, without limitation, attorney's fees and transfer taxes, incurred by Lender in connection with the enforcement of this Security Deed, the Note or the Related Agreements or in connection with a deed-in-lieu of foreclosure if the Event of Default giving rise to the enforcement action is one described in subsections (B) or (C) as an exception to the nonrecourse provisions, or if Borrower or any principal of Borrower objects to any actions taken by Lender to exercise its remedies under this Security Deed, the Note or the Related Agreements; Borrower or principal of Borrower commences any lawsuit to enjoin or delay a foreclosure of the Property by Lender, or raises defenses or counterclaims to a foreclosure action; Borrower applies for the appointment of a receiver, trustee or liquidator for it or for any of its property, or, as a debtor, files a voluntary petition in bankruptcy, or petition or answer seeking reorganization or an arrangement with creditors or takes advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or makes a general assignment for the benefit of creditors; or in the event any bankruptcy or reorganization proceedings (voluntary or involuntary), Borrower or any principal of Borrower opposes any motion by Lender for relief from the Automatic Stay; and

     (C) Borrower, its sole member or general partners and the Nonrecourse Indemnitor(s), if any, shall become personally liable for payment of all the indebtedness evidenced by the Note and performance of all other obligations of Borrower under this Security Deed, the Note and Related Agreements upon the occurrence of any: (i) fraud or willful misrepresentation of a material fact by Borrower, its sole member or general partners, or Nonrecourse Indemnitor(s), if any, in connection with this Security Deed, the Note, the Related Agreements or any request for any action or consent by Lender; (ii) a Transfer of any interest in Borrower or all or any portion of the Property or any interest therein in violation of the terms of this Security Deed, the Note or the Related Agreements; or (iii) the incurrence by Borrower of any indebtedness in violation of the terms of this Security Deed, the Note or Related Agreements (whether secured or unsecured, direct or contingent), other than unsecured debt or routine trade payables incurred in the ordinary course of business in connection with the operation of the Property.

     In addition, Borrower, its sole member or general partners and the Nonrecourse Indemnitors, if any, shall he responsible for any costs and expenses incurred by Lender in connection with the collection of any amounts for which Borrower, its sole member or general partners, if any, and the Nonrecourse Indemnitors, if any, are personally liable under this Section 3.11, including attorneys' and paralegals' fees and expenses, court costs, filing fees and all other costs and expenses incurred in connection therewith.

                                   ARTICLE IV

                                  MISCELLANEOUS

     4.01. SEVERABILITY. In the event any one or more of the provisions contained in this Security Deed shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Security Deed, but this Security Deed shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, but only to the extent that it is invalid, illegal or unenforceable.

     4.02.   CERTAIN CHARGES AND BROKERAGE FEES.

     (A) Borrower agrees to pay Lender its standard charge (or if there is no standard charge, then Borrower shall reimburse Lender for its reasonable expenses) for each written statement requested of Lender as to the obligations secured hereby, furnished at Borrower's request. Borrower further agrees to pay the charges of Lender for any other service rendered Borrower, or on its behalf, connected with this Security Deed or the indebtedness secured hereby, including, without limitation, the delivery to an escrow holder of a request for full or partial release or satisfaction of this Security Deed, transmittal to an escrow holder of moneys secured hereby, changing its records pertaining to this Security Deed and indebtedness secured hereby to show a new owner of the Property, and replacing an existing policy of insurance held hereunder with another such policy.

     (B) Borrower agrees to indemnify and hold Lender harmless from any responsibility and/or liability for the payment of any commission charge or brokerage fees to anyone which may be payable in connection with the funding of the loan evidenced by the Note and this Security Deed or refinancing of any prior indebtedness, if applicable, based upon any action taken by Borrower. It is understood that any such commission charge or brokerage fees shall be paid directly by Borrower to the entitled parties.

     4.03.   NOTICES.

     (A) All notices expressly provided hereunder to be given by Lender to Borrower and all notices, demands and other communications of any kind or nature whatever which Borrower may be required or may desire to give to or serve on Lender shall be in writing and shall be (1) hand-delivered, effective upon receipt, (2) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (3) served by certified mail, to the appropriate address set forth below, or at such other place as Borrower or Lender, as the case may be, may from time to time designate in writing by ten
(10) days prior written notice thereof. Any such notice or demand served by certified mail, return receipt requested, shall be deposited in the United States mail, with postage thereon fully prepaid and addressed to the party so to be served at its address stated below or at such other address of which said party shall have theretofore notified in writing, as provided above, the party giving such notice. Service of any such notice or demand so made shall be deemed effective on the day of actual delivery as shown by the addressee's return receipt or the expiration of three (3) business days after the date of mailing, whichever is the earlier in time, except that service of any notice of default or notice of sale provided or required by law in connection with any foreclosure shall, if mailed, be deemed effective on the date of mailing. Any notice required to be given by Lender shall be equally effective if given by Lender's agent, if any.

     (B) Borrower hereby requests that any notice, demand, request or other communication (including any notice of an Event of Default and notice of sale as may be required by law) desired to be given or required pursuant to the terms hereof be addressed to Borrower as follows:

             Inland Western Dallas Paradise, L.L.C.
             2901 Butterfield Road
             Oakbrook, Illinois 60523
             Attention:    Roberta Matlin

     With a copy to:

             The Inland Real Estate Group, Inc.
             2901 Butterfield Road
             Oakbrook, Illinois 60523
             Attention:    General Counsel

     All notices and other communications to Lender shall be addressed as follows:

             c/o Allstate Investments, LLC
             Allstate Plaza South, Suite G5C
             3075 Sanders Road
             Northbrook, Illinois 60062
             Attention:    Commercial Mortgage Division Servicing Manager

     With a copy to:

             Allstate Life Insurance Company
             Investment Law Division
             Allstate Plaza South, Suite G5A
             3075 Sanders Road
             Northbrook, Illinois 60062

     By acceptance of this Security Deed, ALIC and AIC collectively represent and warrant to Borrower that they have appointed Allstate Investments, LLC as their agent, investment advisor and manager of their investment assets, including this Loan. Notwithstanding any contrary term or provision in this Security Deed or in any Related Agreement, and until Borrower receives written notice signed by Allstate Investments, LLC, (i) Borrower will communicate only to Allstate Investments, LLC with respect to any and all notices, consents, approvals, requests, modifications and agreements required or otherwise relating to this Security Deed or the Loan (collectively, "Approvals and Requests") and Allstate Investments, LLC shall communicate and act on behalf of Lender with respect to all Approvals and Requests, and (ii) Borrower shall be entitled to rely on any communications from or actions by Allstate Investments, LLC with respect to Lender and all Approvals and Requests made by Allstate Investments, LLC shall be deemed to be made by and binding upon Lender. In the event Allstate Investments, LLC ceases to be the agent, investment advisor and investment manager for one or more of the companies comprising Lender, Lender collectively agree that they shall appoint another agent or shall designate one of the companies comprising Lender to communicate and act on behalf of Lender. Additionally, Lender collectively represent and warrant that: (i) there will always be one loan servicer in connection with the Loan; (ii) Borrower shall be consistently directed to make all payments due under the Notes to a single loan servicer; (iii) Borrower shall have no responsibility for allocating any such payments among the holders of the Notes. The Notes shall be pari passu and interests of each entity comprising Lender in and to the Related Agreements and all Loan Collateral shall be co-equal without any preference or priority over the interests of any other entity comprising Lender.

     4.04.   BORROWER NOT RELEASED: CERTAIN LENDER ACTS.

     (A) Extension of the time for payment or modification of the terms of payment of any sums secured by this Security Deed granted by Lender to any successor in interest of Borrower shall not operate to release, in any manner, the liability of Borrower. Lender shall not be required to: commence proceedings against such successor or refuse to extend time for payment or otherwise modify the terms of payment of the sums secured by this Security Deed, by reason of any demand made by Borrower. Without affecting the liability of any person, including Borrower, but subject to the terms and provisions of Section 3.11, for the payment of any indebtedness secured hereby, or the legal operation and effect of this Security Deed on the remainder of the Property for the full amount of any such indebtedness and liability unpaid, Lender is empowered as follows: Lender may from time to time and without notice (1) release any person liable for the payment of any of the indebtedness; (2) extend the time or otherwise alter the terms of payment of any of the indebtedness; (3) accept additional real or personal property of any kind as security therefor, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security; or (4) alter, substitute or release any property securing the indebtedness.

     (B) Lender may at its sole option and without any duty to do so, at any time, and from time to time, (1) consent to the making of any map or plan of the Property or any part thereof; (2) join in granting any easement or creating any restriction thereon; (3) join in any subordination or other agreement affecting this Security Deed or the legal operation and effect or charge hereof; or (4) release or reconvey, without any warranty, all or part of the Property from the lien of this Security Deed.

     4.05. INSPECTION. Upon reasonable prior notice and subject to the rights of tenants under the Leases, Lender may at any reasonable time make or cause to be made entry upon and make inspections, reappraisals, surveys, construction and environmental testing of the Property or any part thereof in person or by agent, and if Lender has a reasonable basis to believe that Borrower is in breach of any covenant of this Security Deed in regard to the Property, the cost of any such inspection shall be borne by Borrower.

     4.06. RELEASE OR RECONVEYANCE OR CANCELLATION. Upon the payment in full of all sums secured by this Security Deed, Lender shall cancel this Security Deed and shall surrender this Security Deed and all notes evidencing indebtedness secured by this Security Deed to Borrower. The duly recorded cancellation shall constitute a reassignment of the Leases by the Lender to Borrower. Borrower shall pay all costs of recordation, if any.

     4.07. STATUTE OF LIMITATIONS. Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to any and all obligations secured by this Security Deed.

     4.08. INTERPRETATION. Wherever used in this Security Deed, unless the context otherwise indicates a contrary intent, or unless otherwise specifically provided herein, the word "Borrower" shall mean and include both Borrower and any subsequent owner or owners of the Property, and the word "Lender" shall mean and include not only the original Lender hereunder but also any future owner and holder, including pledgees, of the Note or other obligations secured hereby. In this Security Deed, the Note and the Related Agreements, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the neuter includes the feminine and/or masculine, and the singular number includes the plural. In this Security Deed, the Note and the Related Agreements, the use of the word "including" shall not be deemed to limit the generality of the term or clause to which it has reference, whether or not non-limiting language (such as "without limitation," or "but not limited to," or words of similar import) is used with reference thereto.

     4.09. CAPTIONS. The captions and headings of the Articles and Sections of this Security Deed, the Note and the Related Agreements are for convenience only and are not to be used to interpret, define or limit the provisions hereof.

     4.10. CONSENT. The granting or withholding of consent by Lender to any transaction as required by the terms hereof shall not be deemed a waiver of the right to require consent to future or successive transactions. Borrower covenants and agrees to reimburse Lender promptly on demand for all legal and other expenses incurred by Lender or its servicing agent in connection with all requests by Borrower for consent or approval under this Security Deed.

     4.11. DELEGATION TO SUBAGENTS. Wherever a power of attorney is conferred upon Lender hereunder or under the Related Agreements, it is understood and agreed that such power is conferred with full power of substitution, and Lender may elect in its sole discretion to exercise such power itself or to delegate such power, or any part thereof, to one or more subagents and such power shall be deemed to be coupled with an interest and irrevocable so long as this Security Deed has not been cancelled.

     4.12. SUCCESSORS AND ASSIGNS. All of the grants, obligations, covenants, agreements, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of, the heirs, administrators, executors, legal representatives, successors and assigns of Borrower (but this shall not permit any assignment prohibited hereby) and the endorsees, transferees, successors and assigns of Lender. In the event Borrower is composed of more than one party, the obligations, covenants, agreements, and warranties contained herein and in the Related Agreements as well as the obligations arising therefrom are and shall be joint and several as to each such party.

     4.13. GOVERNING LAW. THIS SECURITY DEED AND THE RELATED AGREEMENTS ARE INTENDED TO BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED. BORROWER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY.

     4.14. CHANGES IN TAXATION. If, after the date of this Security Deed, any law is passed by the state in which the Property is located or by any other governing entity, imposing upon Lender any tax against the Property, or changing in any way the laws for the taxation of mortgages or deeds to secure debts, or debts secured by mortgages or deeds to secure debt so that an additional or substitute tax is imposed on Lender or the holder of the Note, Borrower shall reimburse Lender for the amount of such taxes immediately upon receipt of written notice from Lender. Provided, however, that such requirement of payment shall be ineffective if Borrower is permitted by law to pay the whole of such tax in addition to all other payments required hereunder, without any penalty or charge thereby accruing to Lender and if Borrower in fact pays such tax prior to the date upon which payment is required by such notice.

     4.15. MAXIMUM INTEREST RATE. No provision of this Security Deed or of the Note or of any note evidencing a Future Advance shall require the payment or permit the collection of interest in excess of the maximum non-usurious rate permitted by applicable law. In the event such interest does exceed the maximum legal rate, it shall be canceled automatically to the extent that such interest exceeds the maximum legal rate and if theretofore paid, credited on the principal amount of the Note or, if the Note has been prepaid, then such excess shall be rebated to Borrower. It is the intent of Borrower and Lender that the interest rate charged under the Note, this Security Deed, any note representing any Future Advance and any of the Related Agreements shall comply with all applicable law and not exceed the maximum rate allowed by law.

     4.16. TIME OF ESSENCE. Time is of the essence of the obligations of Borrower in this Security Deed and the Related Agreements and each and every term, covenant and condition made herein or therein by or applicable to Borrower.

     4.17. REPRODUCTION OF DOCUMENTS. This Security Deed and all documents relating thereto, specifically excluding the Note but including, without limitation, consents, waivers and modifications which may hereafter be executed, financial and operating statements, certificates and other information previously or hereafter furnished to Lender, may be reproduced by Lender by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and Lender may destroy any original document ("Master") so reproduced. Borrower agrees and stipulates that any such reproduction is binding as an original and shall he admissible in evidence with equal dignity as the Master in any judicial or administrative proceeding (whether or not the Master is in existence and whether or not such reproduction was made or preserved by Lender in the regular course of business) and any enlargement, facsimile or further reproduction of such a reproduction shall be no less admissible.

     4.18. NO ORAL MODIFICATIONS. This Security Deed may not be amended or modified orally, but only by an agreement in writing signed by the party against whom enforcement of any amendment or modification is sought.

     4.19. WAIVER OF BORROWER'S RIGHTS. BY EXECUTION OF THIS SECURITY DEED AND BY INITIALING THIS SECTION 4.19, BORROWER EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT TO ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE NOTE AND THE POWER OF ATTORNEY GIVEN HEREIN TO LENDER TO SELL THE PROPERTY BY NONJUDICIAL FORECLOSURE UPON DEFAULT BY BORROWER WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE (EXCEPT AS OTHERWISE PROVIDED HEREIN); (B) EXCEPT TO THE EXTENT PROVIDED OTHERWISE HEREIN, WAIVES AND ALL RIGHTS THAT BORROWER MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES (INCLUDING THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY LENDER OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO LENDER; (C) ACKNOWLEDGES THAT BORROWER HAS READ THIS SECURITY DEED AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO BORROWER AND BORROWER HAS CONSULTED WITH COUNSEL OF BORROWER'S CHOICE PRIOR TO EXECUTING THIS SECURITY DEED; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF BORROWER HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY BORROWER AS PART OF A BARGAINED FOR LOAN
TRANSACTION:

     INITIALED BY BORROWER:


          ---------------

     4.20 ATTORNEYS' FEES. Notwithstanding anything contained herein or in any of the other Related Agreements to the contrary, (i) "reasonable attorneys' fees" are not, and shall not be, statutory attorneys' fees under the O.C.G.A.,
(ii) if, under any circumstances Borrower is required hereunder to pay any or all of Lender's attorneys' fees and expenses, Borrower shall be responsible only for actual legal fees and out of pocket expenses actually incurred by Lender at customary hourly rates for the work done, and (iii) Borrower shall not be liable under any circumstances for additional attorneys' fees or expenses under O.C.G.A. Section 13-1-11.

                               *   *   *   *   *

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned has executed this Security Deed under seal as of the day and year first hereinabove written.


                                       BORROWER:

Signed, sealed and delivered in the    INLAND WESTERN DALLAS PARADISE,
presence of:                           L.L.C., a Delaware limited liability company

                                       By:  INLAND WESTERN RETAIL REAL
/s/ [ILLEGIBLE]                             ESTATE TRUST, INC., a Maryland
-----------------------------------         corporation, its sole member
Unofficial Witness


/s/ [ILLEGIBLE]                             By:  /s/ [ILLEGIBLE]
-----------------------------------            -------------------------------
Notary Public                               Its  Asst. Secretary
                                               -------------------------------

My commission expires: 11-14-2004           Attest:
                       ----------
             (Affix Notary Seal)
                                            By:   /s/ [ILLEGIBLE]
                                               -------------------------------
                                            Its   Asst. Secretary
                                               -------------------------------

        "OFFICIAL SEAL"                     [SEAL]
     ELIZABETH ANN IRVING
NOTARY PUBLIC STATE OF ILLINOIS
My Commission Expires 11/14/2004

                                    EXHIBIT A

                             (Property Description)

All that tract or parcel of land lying and being in Land Lot 1250 of the 3rd District, 3rd Section of Paulding County, Georgia which is more particularly described as follows:

Commencing at the Southern point of the mitered intersection of the Northeastern right of way of East Paulding Drive (100 foot right of way) and the Southeastern right of way of State Route 381 (100 foot right of way). Thence along the Northeastern right of way of East Paulding Drive South 38 degrees 31 minutes 07 seconds East a distance of 89.32 feet to an "x" scribed in the back of curb, said point being the point of beginning.

Thence from said point of beginning and leaving said right of way North 56 degrees 02 minutes 55 seconds East a distance of 137.28 feet to a 1/2" rebar found; thence North 00 degrees 55 minutes 41 seconds East a distance of 197.36 feet to a 1/2" rebar set; thence North 88 degrees 58 minutes 15 seconds West a distance of 146.50 feet to a 1/2" rebar set on the Southeastern right of way of State Route 381; thence along said right of way North 31 degrees 36 minutes 16 seconds East a distance of 114.44 feet to a 1/2" rebar set; thence leaving said right of way South 89 degrees 24 minutes 00 seconds East a distance of 450.02 feet to a 1/2" rebar found; thence South 13 degrees 27 minutes 43 seconds East a distance of 558.02 feet to a point in the centerline of an unnamed creek; thence along the centerline of said creek and following the meanderings of said creek 439 +/- being subtended by a chord of North 80 degrees 36 minutes 25 seconds a distance of 364.75 feet to a point; thence leaving said creek and along the Eastern Land Lot line of Land Lot 1250 South 02 degrees 14 minutes 02 seconds East 197.36 feet to a 1/2" rebar found; thence leaving said Land Lot line South 30 degrees 23 minutes 43 seconds West a distance of 180.27 feet to a 1/2" rebar set; thence North 60 degrees 19 minutes 49 seconds West a distance of 33.01 feet to a 1/2" rebar set; thence North 53 degrees 17 minutes 56 seconds West a distance of 210.58 feet to a 1/2" rebar set; thence South 41 degrees 00 minutes 01 seconds West a distance of 255.13 feet to a 1/2" rebar set on the Northeastern right of way of East Paulding Drive; thence along said right of way and a curve to the right having an arc length of 682.02 feet, a radius of 2814.80 feet and being subtended by a chord of North 45 degrees 49 minutes 18 seconds West a distance of 680.35 feet to a point; thence continuing along said right of way North 38 degrees 31 minutes 07 seconds West a distance of 54.57 feet to an "x" scribed in the back of curb, said point being the point of beginning; said property being shown on that ALTA/ACSM Land Title Survey for Paradise Shoppes of Dallas, prepared by Louis J. Menchio, Jr., Georgia Registered Land Surveyor, No. 1780, dated June 15, 2004 and certified June 22, 2004.

Said property contains 10.30 acres/448,614 square feet.

Together with and subject to covenants, easements, and restrictions of record.

Together with and subject to the easements and rights as set forth in that certain Declaration of Easements and Restrictive Covenants by and between Paradise Shoppes of Dallas, Ltd, (L.P.), a Florida limited partnership authorized to do business in Georgia, as joined into by Wachovia Bank, National Association, and Publix Super Markets, Inc., a Florida corporation, dated June 20, 2003, filed August 11, 2003, and recorded August 19, 2003, in Deed Book 1458,

Page 1, aforesaid records and Declaration of Easements, Covenants and Conditions by Paradise Shoppes of Dallas, Ltd., a Florida limited partnership qualified to do business in Georgia as Paradise Shoppes of Dallas, Ltd, (L.P.), dated June 20, 2003, filed August 27, 2003, and recorded September 3, 2003, in Deed Book 1472, Page 337, aforesaid records.

                                    EXHIBIT B

                             (Permitted Exceptions)

                                    EXHIBIT B

                             (Permitted Exceptions)

1. Rights of upper and lower riparian owners in and to the waters of rivers, streams, creeks or branches crossing or traversing subject property, and the flow thereof, free from diminution or pollution.

2. Rights of tenants in possession, as tenants only, with no options to purchase or rights of first refusal, occupying all or part of the insured land under unrecorded leases or rental agreements, as such tenants are described and set forth on Exhibit "B" attached hereto and by this reference made a part hereof.

3. All matters shown on (i) survey for Wachovia Bank National Association, Paradise Shoppes of Dallas, Ltd., a Florida limited partnership, Lawyers Title Insurance Corporation and Hill, Ward & Henderson, P.A. by SCI Development Services, John A. Steerman, Georgia Registered Land Surveyor, No. 2578, dated January 9, 2002, last revised July 10, 2002; and/or (ii) ALTA/ACSM Land Title Survey for Paradise Shoppes of Dallas, prepared by Louis J. Menchio, Jr., Georgia Registered Land Surveyor, No. 1780, dated June 15, 2004 and certified June 22, 2004.

4. The recorded plat of survey discloses an Overhead Power Line crossing the Northwest corner of the insured land.

5. Right of Way Easement from Harold D. Appleby to Douglas County Electric Membership Corporation, dated July 6, 1983, filed August 15, 1983, and recorded in Deed Book 43, Page 412, Paulding County, Georgia Records.

6. Right of Way Easement from Dorothy M. Adams to Douglas County Electric Membership Corporation, dated March 22, 1989, filed August 7, 1989, and recorded in Deed Book 171, Page 274, aforesaid records.

7. Right of Way Easement from Raymond E. Gunnell and Myrtle F. Gunnell to Greystone Power Corporation, dated May 14, 2002, and recorded August 23, 2002, in Deed Book 1188, Page 964, aforesaid records.

8. Declaration of Easements and Restrictive Covenants by and between Paradise Shoppes of Dallas. Ltd. (L.P.), a Florida limited partnership authorized to do business in Georgia, as joined into by Wachovia Bank, National Association, and Publix Super Markets, Inc., a Florida corporation, dated June 20, 2003, filed August 11, 2003, and recorded August 19, 2003, in Deed Book 1458, Page 1, aforesaid records.

9. Declaration of Easements, Covenants and Conditions by Paradise Shoppes of Dallas, Ltd., a Florida limited partnership qualified to do business in Georgia as Paradise Shoppes of Dallas, Ltd, (L.P.), dated June 20, 2003, filed August 27, 2003, and recorded September 3, 2003, in Deed Book 1472, Page 337, aforesaid records.